CONTENTS

Shareholder Letter ......................................................    1
Fund Reports
 Franklin DynaTech Fund .................................................    4
 Franklin Growth Fund ...................................................    8
 Franklin Income Fund ...................................................   14
 Franklin U.S. Government
Securities Fund .........................................................   20
 Franklin Utilities Fund ................................................   26
Financial Highlights &
Statements of Investments ...............................................   32
Financial Statements ....................................................   59
Notes to Financial Statements ...........................................   65


SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Custodian Funds, Inc. covers the period ended March 31, 2001.

THAT SINKING FEELING

The six-month period under review was a difficult time for investors, as the domestic economy slumped and U.S. equity markets wilted under a barrage of corporate earnings disappointments. Typical of a slowing growth environment, bond yields also slid downward; however, because bond prices rise when yields fall, bonds generally turned in positive results.

The U.S. economy continued to slow during the six months under review, evidenced by its estimated 2.0% annualized growth in the first quarter of 2001, following the lackluster 1.0% annualized growth in fourth quarter 2000. In response, the Federal Reserve Board (the Fed) cut the key federal funds target rate 1.5% during the first quarter of 2001, in an attempt to pump some life into the economy. Yet, toward the latter part of the period, the economy seemed to stabilize, albeit at substantially lower levels than the past few years. Recent data showed that the manufacturing sector may have bottomed in January and appeared to be improving, after contracting for eight months. Consumer confidence seemed to be holding steady as well. This is important, as the U.S. consumer is a major force in how well the economy functions.

The slowing economy had a profound effect on corporate profits. As of March 31, 2001, approximately 690 companies had warned that they would not be able to meet previously announced earnings expectations.(1) Although some of this may be attributable to the implementation of SEC Regulation Fair Disclosure (FD) in October 2000, which mandates that companies release information to all investors simultaneously and tends to force companies to issue public profit warnings, investors seemed to


1. Source: First Call, 4/20/01.

become more nervous as the period progressed, making the final three months of the period one of the worst quarters in U.S. history. For the six months under review, the venerable Dow Jones(R) Industrial Average fell 6.60%, as it turned in its weakest first-quarter performance in more than 25 years. The Standard & Poor's 500(R) (S&P 500(R)) Composite Index tumbled 18.75% while the Nasdaq Composite Index plunged 49.73%, sending the index to its lowest level since November 1998.(2) Yet, despite the averages, many stocks performed well for the reporting period.

A SEA CHANGE ON WALL STREET

Continuing a trend that began in March 2000, investors returned to a more value-oriented investment style rather than the growth-at-any-price, momentum investing that dominated the latter half of the 1990s. Thus, while most former favorites among technology and Internet-related stocks saw dramatic declines during the period, many smaller, value-oriented stocks performed better than the indexes indicated. In fact, almost 60% of stocks on the New York Stock Exchange actually increased in value in 2000.(3) Bonds, likewise, performed relatively well for the period, driven by lower interest rates and heightened stock market volatility, and the 10-year Treasury note returned 9.68% for the period.

Franklin Templeton's detailed research can be ideal for this type of investment environment. Our focus on fundamental analysis, with an emphasis on value and safety, should produce solid, long-term results while minimizing short-term volatility. As

2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends and substitutions of stocks. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value weighted.

3. Source: FactSet.

always, we recommend you seek professional advice when making your investment decisions. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

We appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.


Sincerely,

/s/ CHARLES B. JOHNSON
----------------------

Charles B. Johnson
President
Franklin Custodian Funds, Inc.

FRANKLIN DYNATECH FUND

[PYRAMID GRAPHIC]

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin DynaTech Fund seeks capital appreciation by investing primarily in companies emphasizing technological development.
--------------------------------------------------------------------------------

During the six months ended March 31, 2001, the weakening economic environment led to much volatility and relatively low returns for the broad U.S. equity markets. The Standard & Poor's 500 (S&P 500) Composite Index fell 18.75% for the six months ended March 31, 2001.(1) The technology sector had a more difficult time than the broader markets, as reflected in the Hambrecht & Quist Technology Index, which declined 54.56% during the same period.(2) Many corporations seemed to be re-evaluating their technology spending and delayed non-critical projects. Consequently, technology companies suffered, and during the reporting period many of them released poor financial results and amended down their future growth expectations until they have a clearer view of future demand for their products. Within this environment, Franklin DynaTech Fund - Class A produced a -25.91% cumulative total return for the six months ended March 31, 2001, as shown in the Performance Summary on page 7. Longer term, the Fund's Class A shares have produced cumulative total returns of -31.27% and +93.75% for the one- and five-year periods ended March 31, 2001.

Despite the economic slowdown during the period, we believe long-term capital expenditures for information technology will increase at a faster rate than overall economic growth. In our opinion, technology spending should continue to be a significant component of overall gross domestic product and a large piece of total capital spending, as new technologies help corporations improve their productivity and competitive

1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Chase Hambrecht & Quist. The unmanaged Hambrecht & Quist Technology Index is a market-capitalization weighted index composed of the publicly traded stocks of 314 technology companies. "Technology" is broadly defined to include companies in electronics, services and related technology industries. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 34.

positions. Short term, we believe leading technology companies with proprietary technology and healthy financial positions should be able to benefit at the expense of their weaker competitors, as access to capital and new customers become more difficult to find during an economic slowdown.

During the period under review, we actively focused the Fund's portfolio on technology market leaders we believe will be able to withstand an economic downturn and ultimately prosper from growth trends when this specialized sector returns to favor. We initiated positions in several technology-related companies we feel are market leaders offering long-term growth potential. We added shares of Brocade Communications to the Fund, seeking to take advantage of the trend toward networking data storage devices many companies are using to manage the large volume of newly created digital information. We also took a new position in communications company Juniper Networks, a leading provider of "next-generation" routers for large service-provider networks. We bought shares of Yahoo, the leading Internet and media company, believing that its brand name, products and market share leadership offered attractive long-term growth potential.

We took advantage of some strength early in the period to sell stocks that no longer fit our investment criteria or we felt were unattractive on a risk/return basis. We liquidated positions in many companies whose business fundamentals might not be strong enough in an economic slowdown, such as Allaire Corp., Amazon.com, China.Com, E*TRADE Group, Intertrust Technologies, Proxicom, Realnetworks, SonicWALL, VerticalNet and Websense. Other technology sector stocks that we sold during the period include Broadcom, OpenTV and Taiwan Semiconductor.

Looking forward, we believe technology will continue to provide corporations and individuals ever more efficient and productive ways of communicating, manufacturing, creating, selling and storing information. However, many corporations reduced and spread out their capital spending over a longer period of time. In the short term, this slowdown in capital spending resulted in earnings disappointments and falling


PORTFOLIO BREAKDOWN

Franklin DynaTech Fund
3/31/01

                                                                   % OF TOTAL
INDUSTRY                                                            NET ASSETS
--------------------------------------------------------------------------------
Semiconductors                                                         5.3%
Packaged Software                                                      5.1%
Computer Processing Hardware                                           4.5%
Major Pharmaceuticals                                                  4.0%
Telecommunications Equipment                                           2.9%
Biotechnology                                                          2.9%
Internet Software & Services                                           2.4%
Electronic Equipment & Instruments                                     1.7%
Computer Communications                                                1.6%
Media Conglomerates                                                    1.1%
Computer Peripherals                                                   1.1%
Medical Specialties                                                    1.0%
Cable & Satellite TV                                                   1.0%
Electronics & Appliances                                               1.0%
Major Telecommunications                                               0.8%
Data Processing Services                                               0.8%
Electronic Production Equipment                                        0.8%
Managed Health Care                                                    0.5%
Information Technology Services                                        0.5%
Wireless Communications                                                0.5%
Recreational Products                                                  0.5%
Other Industries                                                       2.7%
Short-Term Investments & Other Net Assets                             57.3%

TOP 10 HOLDINGS

Franklin DynaTech Fund
3/31/01

COMPANY                                                              % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Intel Corp.                                                             4.3%
Semiconductors

Microsoft Corp.                                                         3.2%
Packaged Software

Pfizer Inc.                                                             2.4%
Major Pharmaceuticals

Check Point Software
Technologies Ltd. (Israel)                                              2.1%
Internet Software/Services

Genentech Inc.                                                          1.8%
Biotechnology

International Business
Machines Corp.                                                          1.5%
Computer Processing Hardware

Cisco Systems Inc.                                                      1.4%
Computer Communications

Motorola Inc.                                                           1.2%
Telecommunications Equipment

AOL Time Warner Inc.                                                    1.0%
Media Conglomerates

Sony Corp., ADR (Japan)                                                 1.0%
Electronics & Appliances

valuations among many technology-related companies; however, our investment focus will remain on premier technology companies we believe offer long-term growth potential. Many of these companies will emerge from this difficult economic period with improved competitive positions, more efficient organizations and better long-term prospects. By our assessment, valuations for many leading technology companies have corrected, and we believe our cash position will enable us to add to the Fund's positions as well as make new purchases as opportunities arise.



/s/ RUPERT H. JOHNSON JR.
-------------------------
Rupert H. Johnson, Jr.



/s/ ROBERT R. DEAN
------------------
Robert R. Dean, CFA


Portfolio Management Team
Franklin DynaTech Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$7.90        $20.70     $28.60

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                  $0.5757

CLASS B                                          CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$7.89        $20.57     $28.46

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                  $0.5122

CLASS C                                          CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$7.63        $20.32     $27.95

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                  $0.3754

FRANKLIN DYNATECH FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE


CLASS A                               6-MONTH       1-YEAR       5-YEAR        10-YEAR
--------------------------------------------------------------------------------------
Cumulative Total Return(1)            -25.91%       -31.27%       +93.75%      +235.31%
Average Annual Total Return(2)        -30.16%       -35.22%       +12.80%       +12.19%
Value of $10,000 Investment(3)      $   6,984     $   6,478     $  18,265     $  31,597

                                                                      INCEPTION
CLASS B                                     6-MONTH       1-YEAR       (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  -26.20%       -31.76%       -25.12%
Average Annual Total Return(2)              -29.09%       -34.43%       -24.63%
Value of $10,000 Investment(3)             $ 7,091      $  6,557      $ 7,195

                                                                         INCEPTION
CLASS C                              6-MONTH      1-YEAR      3-YEAR     (9/16/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -26.16%     -31.75%     +20.10%      +68.55%
Average Annual Total Return(2)       -27.61%     -33.11%      +5.93%      +11.94%
Value of $10,000 Investment(3)      $  7,239    $  6,689    $ 11,888     $ 16,684


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                           7

FRANKLIN GROWTH FUND

[PYRAMID GRAPHIC]

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Growth Fund seeks capital appreciation by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation.
--------------------------------------------------------------------------------

During the six months ended March 31, 2001, the U.S. economy weakened considerably, as it entered its 10th year of expansion. In our opinion, the slowdown was not too surprising. For the past four years, the economy expanded better than 4% annually -- well above its historical trend -- and in 2000, the economy grew by 5%. This, coupled with the Federal Reserve Board's (the Fed's) interest rate hikes in 2000, made it very difficult for the economy to maintain its recent, torrid pace.

Yet, at period-end, it still seemed like the economy was expanding, not contracting (i.e., in a recession). Consumer confidence remained relatively strong, housing starts continued to stabilize and durable goods orders had not weakened enough to indicate the country was in a recession. The nation's manufacturing sector felt the most pain, falling to levels not seen since the last recession. However, toward the latter part of the period, data seemed to indicate that even the industrial sector's troubles were easing.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 39.

Not surprisingly, the financial markets reacted unfavorably to the economic slowdown, with some indexes swooning to multi-year lows. For the six-month period, the Standard & Poor's 500 (S&P 500) Composite Index, the Fund's benchmark, fell 18.75% and the Dow Jones Industrial Average slumped 6.60%.(1)

In our opinion, one of the more significant negative factors weighing on the market was the implementation of SEC Regulation Fair Disclosure (FD) in October 2000, which requires public companies to release market-moving information to all investors simultaneously. Although Regulation FD was designed to help investors, companies became nervous about what they were required to say. They began to be extremely quick to issue profit warnings, unnerving many investors and resulting in substantial stock price declines.

Within this environment, Franklin Growth Fund - Class A produced a -9.83% cumulative total return for the six months ended March 31, 2001, as shown in the Performance Summary beginning on page 12, substantially outperforming the Fund's benchmark.

Early in the period, we saw value in many stocks, while the popular stock market averages still sported high valuations that masked many opportunities in the overall market. We bought a variety of companies in diverse industries that appeared to be selling at attractive prices, including a number of technology companies. We purchased leading companies in their industries including fiber optics manufacturers Corning and JDS Uniphase; computer maker Gateway; and network equipment company Juniper Networks. At the end of the period, the Fund's cash position stood at 10.8% of total net assets, substantially lower than 14.8% at the beginning of the period.


PORTFOLIO BREAKDOWN

Franklin Growth Fund
3/31/01

                                                                     % OF TOTAL
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
Health Technology                                                        19.1%
Electronic Technology                                                    17.6%
Producer Manufacturing                                                   12.9%
Transportation                                                            8.9%
Process Industries                                                        6.2%
Consumer Services                                                         4.6%
Commercial Services                                                       4.4%
Technology Services                                                       4.2%
Industrial Services                                                       3.2%
Consumer Non-Durables                                                     2.4%
Consumer Durables                                                         2.1%
Energy Minerals                                                           1.5%
Health Services                                                           1.2%
Retail Trade                                                              0.7%
Finance                                                                   0.2%
Short-Term Investments & Other Net Assets                                10.8%


1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The unmanaged Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 HOLDINGS

Franklin Growth Fund
3/31/01

COMPANY                                                            % OF TOTAL
INDUSTRY                                                            NET ASSETS
--------------------------------------------------------------------------------
Pfizer Inc.                                                            3.4%
Health Technology

Tyco International Ltd.                                                2.9%
Producer Manufacturing

Schering-Plough Corp.                                                  2.8%
Health Technology

AOL Time Warner Inc.                                                   2.3%
Consumer Services

International Business
Machines Corp.                                                         2.3%
Electronic Technology

El Paso Corp.                                                          2.1%
Industrial Services

Amgen Inc.                                                             2.1%
Health Technology

Boeing Co.                                                             1.9%
Electronic Technology

Automatic Data
Processing Inc.                                                        1.9%
Technology Services

Northrop Grumman Corp.                                                 1.9%
Electronic Technology

There were three newcomers to the Fund's top 10 holdings during the period -- aerospace company Boeing, natural gas producer El Paso and defense contractor Northrop Grumman. Our position in El Paso benefited from ongoing high natural gas prices. Boeing and Northrop Grumman should be major beneficiaries of increased defense spending.

Looking forward, we are cautiously optimistic about the U.S. economy. Although we see little growth in first quarter 2001, we expect that the second quarter may be slightly better, perhaps expanding by 1%-2%. The pace should quicken in the final six months of 2001, and the year could show a rise between 2%-2.5%. In our opinion, stocks are much more reasonably priced after the past year's declines. We see many more opportunities than any time in the past five years and believe a number of our holdings could post solid returns going forward.


Sincerely,


/s/ V. JERRY PALMIERI
---------------------

V. Jerry Palmieri
Portfolio Manager
Franklin Growth Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GROWTH FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.


CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PERFORMANCE SUMMARY AS OF 3/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$5.52        $31.39     $36.91

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                 $0.4015
Short-Term Capital Gain                         $0.0828
Long-Term Capital Gain                          $1.5846
                                                -------
Total                                           $2.0689

CLASS B                                          CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$5.42        $31.12     $36.54

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                 $0.1997
Short-Term Capital Gain                         $0.0828
Long-Term Capital Gain                          $1.5846
                                                -------
Total                                           $1.8671

CLASS C                                          CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$5.33        $30.86     $36.19

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                 $0.1343
Short-Term Capital Gain                         $0.0828
Long-Term Capital Gain                          $1.5846
                                                -------
Total                                           $1.8017

ADVISOR CLASS                                    CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$5.58        $31.41     $36.99

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                 $0.4948
Short-Term Capital Gain                         $0.0828
Long-Term Capital Gain                          $1.5846
                                                -------
Total                                           $2.1622

PERFORMANCE

CLASS A                              6-MONTH       1-YEAR       5-YEAR     10-YEAR
----------------------------------------------------------------------------------
Cumulative Total Return(1)             -9.83%      -8.47%       +68.10%     +209.20%
Average Annual Total Return(2)        -15.01%     -13.73%        +9.64%      +11.29%
Value of $10,000 Investment(3)      $   8,499   $   8,627     $  15,840    $  29,138


                                                                       INCEPTION
CLASS B                                          6-MONTH     1-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       -10.17%      -9.13%      +6.30%
Average Annual Total Return(2)                   -13.58%     -12.58%      +1.47%
Value of $10,000 Investment(3)                  $  8,642    $  8,742    $ 10,333

                                                                       INCEPTION
CLASS C                               6-MONTH      1-YEAR     5-YEAR    (5/1/95)
---------------------------------------------------------------------------------
Cumulative Total Return(1)            -10.19%      -9.16%     +61.81%    +108.98%
Average Annual Total Return(2)        -11.94%     -10.92%      +9.88%     +13.07%
Value of $10,000 Investment(3)      $   8,806   $   8,908   $  16,016   $  20,689


ADVISOR CLASS(4)                      6-MONTH     1-YEAR     5-YEAR     10-YEAR
-------------------------------------------------------------------------------=
Cumulative Total Return(1)             -9.74%      -8.25%    +71.13%    +214.78%
Average Annual Total Return(2)         -9.74%      -8.25%    +11.34%     +12.15%
Value of $10,000 Investment(3)        $9,026      $9,175    $17,113     $31,478

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +54.70% and +10.82%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                           13

FRANKLIN INCOME FUND


[PYRAMID GRAPHIC]

PORTFOLIO BREAKDOWN
Franklin Income Fund
3/31/01

                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Corporate Straight Bonds                                                 20.7%
Utilities Stocks                                                         19.1%
Consumer Non-Durable Stocks                                               8.1%
Foreign Government Bonds                                                  7.0%
Zero Coupon & Step-Up Bonds                                               5.4%
Real Estate Stocks                                                        5.2%
Energy Mineral Stocks                                                     5.1%
Corporate Convertible Bonds                                               4.7%
U.S. Government Securities                                                3.8%
Non-Energy Mineral Stocks                                                 2.1%
Other Stocks                                                              3.1%
Short-Term Investments and Other Net Assets                              15.7%


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.
--------------------------------------------------------------------------------

The broader U.S. stock market experienced a significant decline during the six months ended March 31, 2001, as it became increasingly clear to investors that many companies were unlikely to meet estimates of earnings and future growth rates. This negative stock market trend was largely a function of unrealistic expectations combined with a faster-than-expected cooling of economic growth. Conversely, the bond market fared better, with the 10-year Treasury bond yield declining from 5.80% at the beginning of the reporting period to 4.92% on March 31, 2001. This was due, in large part, to slowing economic growth and investors seeking safe-haven investments. Bond yields and prices move in an inverse relationship, so that as yields fall, the dollar value of bonds rises.

Although defensive stock sectors were not immune to market volatility, many industries and individual stocks performed well, contributing to a relatively strong performance for Franklin Income Fund. Returns from the Fund's bond sectors were mixed in the uncertain economic environment. The Fund's Class A shares delivered +3.91% cumulative total return for the six months ended March 31, 2001, as shown in the Performance Summary beginning on page 18. During the period, we sought to take profits in the Fund's equity positions whose value increased in 2000 and looked to reinvest assets in corporate bonds due to their relative attractiveness.

The divergence in stock performance between growth- and value-oriented sectors widened in December with defensive stocks rallying and high-growth oriented shares falling victim to investor uncertainty and tax-loss selling. After growth stocks rallied strongly in January, high profile companies issued an increasing number of earnings

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 45.

warnings. This contributed to a further stock market decline and an even wider disparity in performance between growth and value stocks near period-end. The Fund's four largest industry holdings, utilities, consumer products, energy and real estate, held up relatively well in this environment, leading to solid Fund performance.

Although the Fund's largest sector weighting, utilities, experienced volatility during the reporting period, the group generally benefited from a combination of solid earnings growth, declining interest rates, a favorable supply and demand balance for electricity, and rapid earnings growth from non-regulated assets. Although we believe the group's increasing growth rates and defensive characteristics will remain attractive to investors in the near future, we took the opportunity to scale back our holdings in several utility positions during the fourth quarter of 2000 in response to higher valuations. Our transactions included the sale of our positions in Conectiv and Western Resources common stocks.

The Fund's performance also received a boost from its investment in tobacco stocks (part of consumer products) as that industry benefited from inexpensive valuations, attractive dividend yields, stable and predictable cash flow growth, and diminished litigation concerns. Although we believe that tobacco companies should continue to experience solid operating results, we sought to take advantage of the industry's strength and higher valuations during the period by reducing our holdings.

Although somewhat volatile during the six-month period, the Fund's energy positions performed well as energy companies benefited from strong oil and natural gas prices. We believe it is likely that energy prices will decline moderately as a result of global economic weakness and slowing demand, but feel that many companies are still attractive at recent valuation levels. We did, however, take the opportunity to reduce the Fund's energy exposure on strength in the fourth quarter of 2000 with the sales of EOG Resources and Swift Energy common stocks.

The real estate industry initially benefited from an investor rotation into safe-haven stocks, but gave up some of those gains in early 2001. We believe the industry still looks attractive given several companies' solid growth prospects and relatively low valuations. Seeking to take advantage of weakness during the period, we added to our existing position in Liberty Property Trust common stock.


TOP 5 STOCK HOLDINGS

Franklin Income Fund
3/31/01

COMPANY                                                              % OF TOTAL
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
Philip Morris Cos. Inc.                                                 7.2%
Consumer Non-Durables

American Electric
Power Co. Inc.                                                          1.6%
Utilities

Xcel Energy Inc.                                                        1.6%
Utilities

TXU Corp.                                                               1.4%
Utilities

Public Service Enterprise Group Inc.                                    1.4%
Utilities

TOP 5 BOND HOLDINGS

Franklin Income Fund
3/31/01

                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
U.S. Treasury Note,
5.875%, 11/15/04                                                       2.5%

Republic of Brazil,
11.00%, 8/17/40                                                        1.6%

Republic of Brazil, L, FRN,
7.375%, 4/15/06                                                        1.3%

Conproca SA, S.F.,
senior secured note,
144A, 12.00%, 6/16/10                                                  1.3%

FHLMC, 6.875%, 1/15/05                                                 1.3%

DIVIDEND DISTRIBUTIONS

Franklin Income Fund
10/1/00 - 3/31/01

                                                 DIVIDEND PER SHARE
                            -------------------------------------------------------
MONTH                        CLASS A        CLASS B         CLASS C        ADVISOR
-----------------------------------------------------------------------------------
October                     1.5 cents     1.41 cents      1.41 cents     1.53 cents
November                    1.5 cents     1.41 cents      1.41 cents     1.53 cents
December                    1.5 cents     1.41 cents      1.40 cents     1.53 cents
January                     1.5 cents     1.41 cents      1.40 cents     1.53 cents
February                    1.5 cents     1.41 cents      1.40 cents     1.53 cents
March                       1.5 cents     1.40 cents      1.40 cents     1.53 cents
-----------------------------------------------------------------------------------
TOTAL                       9.0 CENTS     8.45 CENTS      8.42 CENTS     9.18 CENTS


Economic uncertainty and an increase in the high yield default rate resulted in flat performance for the high yield corporate bond sector. As a result, high yield corporate bond spreads to Treasury bonds (a common relative valuation measurement) widened, and at the end of December reached levels not seen since the last recession in the early 1990s. Although the slowing economic environment was of some concern, high yield bond spreads appeared to discount a worst case scenario for the economy, which made investments in select issuers attractive. However, the high yield bond market experienced a rebound during the first quarter of 2001, as cash inflows into dedicated high yield mutual funds narrowed high yield bond spreads, benefiting the Fund. Believing the communications industry continued to present promising investment opportunities, we invested in issues from American Cellular, Global Crossing Holdings and Charter Communications Holdings. In addition, we also established positions in Fairchild Semiconductor and Young Broadcasting at favorable valuation levels. We believe these companies have strong market positions and solid long-term growth prospects, which should bode well for their credit outlooks and total return potential.

The Fund's foreign bonds delivered mixed performance as political and economic concerns in Argentina and Turkey weighed on select securities in the sector. However, several of the Fund's positions appreciated, which led to the sector's overall positive total return. We reduced the Fund's holdings in Argentina, Brazil and Korea on strength during the period because we believed these securities' valuations appeared fully valued given our concerns related to reform implementation. As a result, foreign government bonds represented 7.0% of the Fund's total net assets on March 31, 2001, down from 11.2% on September 30, 2000, and 17.8% on March 31, 2000.

Looking forward to the second half of the Fund's fiscal year, we continue to focus on corporate bond investments given their relatively attractive valuations. In the stock market, recent volatility is also presenting many compelling investment opportunities. However, we believe caution is warranted given a more subdued outlook for earnings growth and an ongoing market valuation reassessment. During uncertain economic times, investment diversification becomes an even more important component of most investment strategies, and Franklin Income Fund may help fulfill this requirement. As always, we remain committed to our value-oriented approach and will continually search for new investments across asset classes and industries.



/s/ CHARLES B. JOHNSON
---------------------------
Charles B. Johnson




/s/ CHRISTOPHER J. MOLUMPHY
---------------------------
Christopher J. Molumphy, CFA


/s/ FREDERICK G. FROMM
----------------------------
Frederick G. Fromm, CFA

Portfolio Management Team
Franklin Income Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 3/31/01


Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.03         $2.32      $2.35

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                 $0.0900
Long-Term Capital Gain                          $0.0280
                                                -------
Total                                           $0.1180

CLASS B                                          CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.03        $2.32      $2.35
DISTRIBUTIONS (10/1/00 - 3/31/01)

Dividend Income                                  $0.0845
Long-Term Capital Gain                           $0.0280
                                                 -------
Total                                            $0.1125

CLASS C                                          CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.03        $2.33      $2.36

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                  $0.0842
Long-Term Capital Gain                           $0.0280
                                                 -------
Total                                            $0.1122

ADVISOR CLASS                                    CHANGE        3/31/01    9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.03        $2.31      $2.34

DISTRIBUTIONS (10/1/00 - 3/31/01)

Dividend Income                                  $0.0918
Long-Term Capital Gain                           $0.0280
                                                 -------
Total                                            $0.1198

PERFORMANCE

CLASS A                                        6-MONTH      1-YEAR    5-YEAR    10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +3.91%     +19.98%   +55.31%  +200.72%
Average Annual Total Return(2)                   -0.33%     +15.09%    +8.27%   +11.18%
Value of $10,000 Investment(3)                  $9,967     $11,509   $14,881   $28,857
Distribution Rate(4)                   7.44%
30-Day Standardized Yield(5)           7.27%

                                                                     INCEPTION
CLASS B                                         6-MONTH    1-YEAR    (1/1/99)
------------------------------------------------------------------------------
Cumulative Total Return(1)                       +3.66%     +19.38%    +18.67%
Average Annual Total Return(2)                   -0.29%     +15.38%     +6.71%
Value of $10,000 Investment(3)                  $9,971     $11,538    $11,572
Distribution Rate(4)                   7.24%
30-Day Standardized Yield(5)           7.09%

                                                                              INCEPTION
CLASS C                                          6-MONTH    1-YEAR    5-YEAR   (5/1/95)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +3.64%    +19.29%   +51.26%   +72.12%
Average Annual Total Return(2)                    +1.79%    +17.19%    +8.44%    +9.44%
Value of $10,000 Investment(3)                  $10,179    $11,719   $14,996   $17,056
Distribution Rate(4)                   7.15%
30-Day Standardized Yield(5)           7.02%

ADVISOR CLASS(6)                                6-MONTH     1-YEAR    5-YEAR    10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.01%    +19.68%   +57.09%  +204.16%
Average Annual Total Return(2)                    +4.01%    +19.68%    +9.45%   +11.77%
Value of $10,000 Investment(3)                  $10,401    $11,968   $15,709   $30,416
Distribution Rate(4)                   7.95%
30-Day Standardized Yield(5)           7.75%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 3/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/01.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +43.12% and +8.81%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

[PYRAMID GRAPHIC]


Since 1983, the Fund has invested primarily in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.(1) Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin U.S. Government Securities Fund seeks high, current income from a portfolio of U.S. government securities.
--------------------------------------------------------------------------------

The U.S. economy showed clear signs of deceleration during the six months ended March 31, 2001, as gross domestic product in the fourth quarter of 2000 reached its weakest reading in more than five years. Slower retail sales and appreciably weaker capital spending prompted manufacturing cutbacks and subsequent layoffs. The unemployment rate, which had hovered near a 30-year low of 3.9% during 2000,


FRANKLIN U.S. GOVERNMENT SECURITIES FUND CLASS A VS. COMPARABLE INVESTMENTS* Risk vs. Return (04/96 - 3/01)

                            [LINE CHART]

                                                                          Risk        Return
        1-Year Treasury Bill                                              0.73%       5.86%
        10-Year Treasury Note                                             5.75%       7.95%
        30-Year Treasury Bond                                             9.16%       9.74%
        Franklin U.S. Government Securities Fund - Class A                2.55%       7.03%

*Source: Standard & Poor's Micropal. Indexes are unmanaged. Investors cannot invest directly in an index. Average annual total return represents the average annual change in value of an investment over the period indicated. These figures assume reinvestment of distributions and do not include sales charges. Risk is measured by the annualized standard deviation of monthly total returns. In general, the higher the standard deviation, the greater the volatility. The Fund's Class A shares average annual total return does not include the current maximum 4.25% sales charge. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The Fund's investment return and share price will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance does not guarantee future results.

1. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 53.

moved up to 4.3% by period-end.(2) Furthermore, mortgage delinquencies rose to their highest level since the end of the last recession in 1992. In December, the Federal Reserve Board (the Fed) signaled for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long economic expansion. In an attempt to restore price stability and sustainable economic growth, the Fed assumed a new monetary policy stance and cut the federal funds target rate from 6.50% to 5.00% during 2001's first quarter.

As short-term interest rates declined and stock markets slipped into bear markets, prices on bonds and income securities rallied amid falling yields and increased demand for their perceived safety. Government National Mortgage Association (GNMA) pass-throughs participated in that positive performance while continuing to offer excellent credit quality and generally higher income than comparable maturity Treasuries. Mortgage rates generally fell during the reporting period, increasing the incentive for homeowners to refinance their mortgages at lower rates. This type of situation usually means increasing prepayments and greater prepayment risk for mortgage-backed securities, creating some downward pricing pressure on mortgage pass-throughs, the Fund's primary investments, as investors' expectations for home refinancings grow with each subsequent interest rate cut. According to the Federal Home Loan Mortgage Corporation, the conforming 30-year fixed mortgage rate dropped from 7.6% on October 1, 2000, to 6.6% on March 31, 2001. Similarly, the yield on the 30-year Treasury bond fell from 5.9% at the beginning of the reporting period, to 5.4% on March 31, 2001, and the 10-year Treasury note's yield declined from 5.8% to 4.9%.

The combination of strong yields, moderate interest rate risk, and the "full faith and credit" government guarantee translated into relatively steady performance for GNMA pass-throughs during a period of extreme equity market gyrations.(1) As rates trended lower, GNMAs underperformed the 30-year Treasury bond due to Treasuries' longer average life and greater interest rate sensitivity, allowing them to surpass GNMAs' typically higher income advantages during the six-month period. Among similar securities, GNMAs posted slightly weaker returns than Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) pass-throughs.


                          [YIELD COMPARISON BAR CHART]


2. Source: Bureau of Labor Statistics, 4/1/01.

DIVIDEND DISTRIBUTIONS

Franklin U.S. Government Securities Fund
10/1/00 - 3/31/01

                                                DIVIDEND PER SHARE
                              -----------------------------------------------------------
MONTH                            CLASS A         CLASS B         CLASS C         ADVISOR
-----------------------------------------------------------------------------------------
October                        3.65 cents      3.36 cents      3.35 cents      3.69 cents
November                       3.65 cents      3.36 cents      3.35 cents      3.71 cents
December                       3.65 cents      3.35 cents      3.35 cents      3.71 cents
January                        3.65 cents      3.35 cents      3.35 cents      3.72 cents
February                       3.65 cents      3.35 cents      3.35 cents      3.71 cents
March                          3.65 cents      3.35 cents      3.35 cents      3.71 cents
-----------------------------------------------------------------------------------------
TOTAL                         21.90 CENTS     20.12 CENTS     20.10 CENTS     22.25 CENTS

Investors continued looking to GNMAs as the closest substitute for Treasury bonds whose supply is dwindling as the government, which is enjoying a federal budget surplus, repays its debt. Furthermore, GNMAs are considered more creditworthy than FNMAs and FHLMCs, which only carry implied federal government support. GNMAs also offered a highly stable investment alternative to equities during this period of particularly strong equity market upheaval. Within this environment, Franklin U.S. Government Securities Fund - Class A delivered a cumulative total return of +6.27% for the six months ended March 31, 2001, compared with the 7.09% return of the Lehman Brothers Intermediate U.S. Government Bond Index and the 6.20% return for the Lipper GNMA Funds Average.(3)

During the reporting period, we reduced the Fund's cash position and invested in lower-coupon GNMA securities that we believed would perform well in an environment of declining interest rates.

3. Source: Standard & Poor's Micropal. Cumulative total return measures the change in value of an investment, assuming reinvestment of distributions, and does not include the sales charge. The Lehman Brothers Intermediate U.S. Government Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's(R), S&P(R) or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The Lipper GNMA Funds Average consists of 58 GNMA funds as of 3/31/01. Lipper defines a GNMA fund as any fund investing at least 65% of total net assets in Government National Mortgage Association Securities. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Going forward, we believe interest rates may continue to decline as economic growth slows. If the economy should pick up, however, interest rates could rise once again. The Fund's portfolio is managed for income rather than the speculative timing of forecasted interest rate movements. As such, it may experience increased favor among investors seeking to diversify their portfolios in an effort to mitigate the volatility and recently weak performances of equity investments. As always, Franklin U.S. Government Securities Fund will continue to invest in GNMA pass-through securities as we seek to achieve our goal of providing relatively high, current income, as well as moderate price volatility with no credit risk for the Fund's shareholders.


/s/ JACK LEMEIN
-------------------------
Jack Lemein


/s/ ROGER A. BAYSTON
-------------------------
Roger A. Bayston


/s/ T. ANTHONY COFFEY
-------------------------
T. Anthony Coffey


Portfolio Management Team
Franklin U.S. Government Securities Fund

This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PERFORMANCE SUMMARY AS OF 3/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE        3/31/01    9/30/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.19         $6.82      $6.63

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                 $0.2190

CLASS B                                          CHANGE        3/31/01    9/30/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.19         $6.82      $6.63

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                 $0.2012

CLASS C                                          CHANGE        3/31/01    9/30/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.19         $6.80      $6.61

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                 $0.2010

ADVISOR CLASS                                    CHANGE        3/31/01    9/30/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.19         $6.83      $6.64

DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                 $0.2225

PERFORMANCE

CLASS A                                          6-MONTH    1-YEAR    5-YEAR   10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +6.27%    +11.36%  +40.46%   +101.40%
Average Annual Total Return(2)                    +1.82%     +6.63%   +6.11%     +6.79%
Distribution Rate(3)                     6.15%
30-Day Standardized Yield(4)             5.99%

                                                                     INCEPTION
CLASS B                                         6-MONTH    1-YEAR     (1/1/99)
------------------------------------------------------------------------------
Cumulative Total Return(1)                      +6.00%    +10.96%     +13.02%
Average Annual Total Return(2)                  +2.00%     +6.96%      +4.36%
Distribution Rate(3)                  5.89%
30-Day Standardized Yield(4)          5.74%

                                                                               INCEPTION
CLASS C                                        6-MONTH     1-YEAR     5-YEAR   (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +6.01%    +10.80%    +36.83%   +47.80%
Average Annual Total Return(2)                   +3.91%     +8.64%     +6.25%    +6.63%
Distribution Rate(3)                 5.85%
30-Day Standardized Yield(4)         5.68%

ADVISOR CLASS(5)                                 6-MONTH    1-YEAR    5-YEAR    10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +6.32%    +11.64%   +41.67%   +103.12%
Average Annual Total Return(2)                    +6.32%    +11.64%    +7.21%     +7.34%
Distribution Rate(3)                 6.52%
30-Day Standardized Yield(4)         6.36%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 3/31/01.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/01.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.50% and +7.23%.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                           25

[PYRAMID GRAPHIC]

FRANKLIN UTILITIES FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Utilities Fund seeks both capital appreciation and current income from a portfolio of public utility industry securities.
--------------------------------------------------------------------------------

The defensive nature of utilities proved to be beneficial during the six months ended March 31, 2001, a period in which a slowing U.S. economic environment negatively impacted most stock market sectors. However, electric utility stocks were uncharacteristically volatile during this time. The initial Federal Reserve Board action on January 3 lowering short-term interest rates resulted in a sudden, sharp decline in electric utilities' share prices. However, electric companies' strong earnings outlook for 2001, combined with the technology sector's numerous negative earnings announcements in the first quarter of 2001, contributed to a sizable rebound that recouped most of the electricity sector's losses.

Within this environment, Franklin Utilities Fund - Class A delivered a +3.61% cumulative total return for the six months ended March 31, 2001, significantly outpacing the -18.75% return of the benchmark Standard & Poor's 500 Composite (S&P 500) Index for the same period.(1)

1. Source: Standard and Poor's Micropal. Cumulative total return measures the change in value of an investment, assuming reinvestment of distributions, and does not include the sales charge. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 57.

The utilities industry stayed in the headlines over the six-month period, given California's periodic implementation of rolling blackouts, and the effects of high electricity and gas prices on consumers. Despite these headlines, we did not change our strategy during the period under review. We maintained our focus on investments within the electric utilities sector where we saw significant opportunities. Electric utilities produced solid earnings growth and traded at low valuations compared to the overall market. Specifically, electric utilities' average earnings per share (EPS) grew by 12% in 2000, and Wall Street analysts expect EPS to grow by about 8% over the next five years.(2) Regarding valuation, electric utility stocks remain relatively cheap compared to the overall equity market on a price-to-earnings basis and the overall fixed income market on a relative yield basis. As of March 31, 2001, 86.1% of the Fund's total net assets were invested in the securities of electric companies.

Within the electricity sector, we positioned the Fund toward those companies focused on electricity generation. We believe these companies sit in the "sweet spot" for earnings growth, given the U.S.'s tremendous need for new electricity production. One company we like is Exelon, our largest Fund holding on March 31, 2001. Exelon is one of the nation's lowest-cost electricity producers, which positions them well in a competitive environment. We anticipate 2001 earnings growth to be at least 20% better than 2000's, and expect the company to continue to beat Wall Street earnings estimates. New positions added during the period that fit our electric generation strategy included PPL, Dynegy and Public Service Enterprise Group.


PORTFOLIO BREAKDOWN
Franklin Utilities Fund
Based on Total Net Assets
3/31/01

[PIE CHART]

Utilities Stocks ............. 77.9%
Utilities Bonds  ............. 10.3%
Convertible Securities .......  9.8%
Short-Term Investments
  & Other Net Assets .........  2.0%

2. Source: Standard and Poor's Micropal.

TOP 10 HOLDINGS

Franklin Utilities Fund
3/31/01

                                                                     % OF TOTAL
COMPANY                                                              NET ASSETS
--------------------------------------------------------------------------------
Exelon Corp.                                                             9.6%
Duke Energy Corp.                                                        7.7%
FPL Group Inc.                                                           5.9%
Dominion Resources Inc.                                                  4.9%
American Electric Power Co. Inc.                                         4.2%
Entergy Corp.                                                            3.7%
Xcel Energy Inc.                                                         3.6%
Southern Co.                                                             3.3%
Reliant Energy Inc.                                                      2.9%
DTE Energy Co.                                                           2.8%

We held a small investment in California utilities at the end of the reporting period, and feel that our risk regarding the Fund's exposure to these companies is manageable. California utilities historically represented a large portion of the Fund, but we fortunately had reduced our holdings significantly in PG&E, Sempra Energy and Edison International before the state's electricity problems began making daily headlines.

Going forward, Franklin Utilities Fund will continue to search for the best return opportunities within the global utilities arena, with a specific focus on the U.S. electricity sector. We remain confident in the earnings capability of companies within this sector over the near-term and their ability to perform well in any economic environment. We also view the sector's recent earnings growth as just a first step toward long-term earnings sustainability.

Furthermore, we are encouraged that, despite the filing by PG&E for protection under Chapter 11 of the Federal Bankruptcy Code, California is still seeking a workable solution for all parties in the near term. In the meantime, other states are learning from California's experiences in dealing with their own deregulation plans. We are also confident that President Bush's administration is committed to open markets for electricity and that supply and demand in most U.S. regions are more in balance than in California. Thus, we remain comfortable that California's situation is just a temporary hurdle on the path toward successful deregulation.


/s/ JOHN C. KOHLI
----------------------------
John C. Kohli
Portfolio Manager
Franklin Utilities Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN UTILITIES FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 3/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE        3/31/01    9/30/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.15       $11.04     $10.89
DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                  $0.2240
Long-Term Capital Gain                           $0.0165
                                                 -------
Total                                            $0.2405

CLASS B                                          CHANGE        3/31/01    9/30/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.15       $11.05     $10.90
DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                  $0.1968
Long-Term Capital Gain                           $0.0165
                                                 -------
Total                                            $0.2133

CLASS C                                          CHANGE        3/31/01    9/30/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.15       $11.03     $10.88
DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                  $0.1962
Long-Term Capital Gain                           $0.0165
                                                 -------
Total                                            $0.2127

ADVISOR CLASS                                    CHANGE        3/31/01    9/30/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.15       $11.07     $10.92
DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                                  $0.2313
Long-Term Capital Gain                           $0.0165
                                                 -------
Total                                            $0.2478

PERFORMANCE

CLASS A                                        6-MONTH    1-YEAR     5-YEAR    10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +3.61%      +34.61%    +60.48%  +165.71%
Average Annual Total Return(2)                 -0.77%      +28.91%     +8.97%    +9.79%
Value of $10,000 Investment(3)                $9,923      $12,891    $15,366   $25,437
Distribution Rate(4)                 3.89%
30-Day Standardized Yield(5)         4.06%

                                                                         INCEPTION
CLASS B                                              6-MONTH   1-YEAR     (1/1/99)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                           +3.35%    +33.78%    +14.67%
Average Annual Total Return(2)                       -0.65%    +29.78%     +5.04%
Value of $10,000 Investment(3)                      $9,935    $12,978    $11,168
Distribution Rate(4)                 3.58%
30-Day Standardized Yield(5)         3.74%

                                                                              INCEPTION
CLASS C                                         6-MONTH   1-YEAR     5-YEAR   (5/1/95)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +3.35%      +33.85%   +56.46%   +89.74%
Average Annual Total Return(2)                 +1.33%      +31.47%    +9.15%   +11.23%
Value of $10,000 Investment(3)               $10,133      $13,147   $15,493   $18,783
Distribution Rate(4)                 3.54%
30-Day Standardized Yield(5)         3.70%

ADVISOR CLASS(6)                               6-MONTH    1-YEAR   5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +3.67%     +34.67%    +63.13%  +170.11%
Average Annual Total Return(2)                 +3.67%     +34.67%    +10.28%   +10.45%
Value of $10,000 Investment(3)               $10,367     $13,467    $16,313   $27,011
Distribution Rate(4)                 4.18%
30-Day Standardized Yield(5)         4.37%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 3/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/01.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +58.20% and +11.41%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                          31

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Highlights


FRANKLIN DYNATECH FUND

                                                 SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                                  MARCH 31, 2001    --------------------------------------------------------------
CLASS A                                            (UNAUDITED)       2000(d)        1999        1998           1997          1996
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  28.60        $  23.11       $  17.84   $   18.48      $   14.03    $  12.78
                                                    ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................          .28             .56            .37         .27            .10         .06
 Net realized and unrealized gains (losses) ...        (7.59)           5.30           5.14         .23           4.81        1.54
                                                    ------------------------------------------------------------------------------
Total from investment operations ..............        (7.31)           5.86           5.51         .50           4.91        1.60
                                                    ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.58)           (.37)          (.24)       (.17)          (.06)       (.12)
 Net realized gains ...........................         --              --             --          (.97)          (.40)       (.23)
                                                    ------------------------------------------------------------------------------
Total distributions ...........................         (.58)           (.37)          (.24)      (1.14)          (.46)       (.35)
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ................     $  20.71        $  28.60       $  23.11   $   17.84      $   18.48    $  14.03
                                                    ==============================================================================
Total return(a) ...............................       (25.91)%         25.57%         31.15%       3.06%         35.63%      12.84%
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $597,795        $809,140       $499,471   $ 215,864      $ 188,102    $104,508
Ratios to average net assets:
 Expenses .....................................          .94%(b)         .94%          1.00%       1.02%          1.04%       1.05%
 Net investment income ........................         2.26%(b)        1.98%          1.70%       1.55%           .75%        .43%
Portfolio turnover rate .......................         2.76%           5.45%          6.49%      10.84%          5.59%      11.94%

CLASS B
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  28.45        $  28.05
Income from investment operations:                  ------------------------
 Net investment income(c)......................          .18             .28
 Net realized and unrealized gains (losses) ...        (7.55)            .12
                                                    ------------------------
Total from investment operations ..............        (7.37)            .40
                                                    ------------------------
Less distributions from net investment income .         (.51)             --
                                                    ------------------------
Net asset value, end of period ................     $  20.57        $  28.45
                                                    ========================
Total return(a) ...............................       (26.20)%          1.43%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $  5,357        $  4,749
Ratios to average net assets:
 Expenses .....................................         1.69%(b)        1.73%(b)
 Net investment income ........................         1.50%(b)        1.43%(b)
Portfolio turnover rate .......................         2.76%           5.45%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized

(c) Based on average shares outstanding effective year ended September 30, 1999.

(d) For the period February 1, 2000 (effective date) to September 30, 2000 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.


                                                 SIX MONTHS ENDED                       YEAR ENDED SEPTEMBER 30,
                                                  MARCH 31, 2001       -------------------------------------------------------------
CLASS C                                            (UNAUDITED)         2000          1999          1998         1997     1996(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $27.95            $22.64        $17.53        $18.30       $14.03    $13.57
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................        .18               .34           .22           .15          .07        --
 Net realized and unrealized gains (losses) ...      (7.43)             5.21          5.05           .17         4.66       .46
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............      (7.25)             5.55          5.27           .32         4.73       .46
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (.38)             (.24)         (.16)         (.12)        (.06)       --
 Net realized gains ...........................         --                --            --          (.97)        (.40)       --
                                                   ---------------------------------------------------------------------------------
Total distributions ...........................       (.38)             (.24)         (.16)        (1.09)        (.46)       --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................     $20.32            $27.95        $22.64        $17.53       $18.30    $14.03
                                                   =================================================================================
Total return(a) ...............................     (26.16)%           24.65%        30.20%         2.03%       34.32%     3.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $90,677          $126,313       $73,890       $12,358       $3,386        --
Ratios to average net assets:
 Expenses .....................................       1.69%(b)          1.69%         1.75%         1.79%        1.82%     1.85%(b)
 Net investment income ........................       1.52%(b)          1.23%         1.00%          .81%         .25%     (.14)%(b)
Portfolio turnover rate .......................       2.76%             5.45%         6.49%        10.84%        5.59%    11.94%



(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized

(c) Based on average shares outstanding effective year ended September 30, 1999.

(d)  For the period September 16, 1996 (effective date) to September 30, 1996.






                       See notes to financial statements.                     33

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED)


 DYNATECH FUND                                            SHARES        VALUE

COMMON STOCKS 42.8%


   AIR FREIGHT/COURIERS .3%
   C.H. Robinson Worldwide Inc. ................          40,000     $ 1,095,000
   United Parcel Service Inc., B ...............          20,000       1,138,000
                                                                     -----------
                                                                       2,233,000
                                                                     -----------

(a)BIOTECHNOLOGY 2.9%
   Aclara Biosciences Inc. .....................          28,000         154,000
   Affymetrix Inc. .............................           2,200          61,188
   Amgen Inc. ..................................         100,000       6,018,750
   Chiron Corp. ................................          30,000       1,316,250
   Genentech Inc. ..............................         243,200      12,281,600
                                                                     -----------
                                                                      19,831,788
                                                                     -----------

(a)BROADCASTING .3%
   Entercom Communications Corp. ...............          60,000       2,358,000
                                                                     -----------
(a)CABLE/SATELLITE TV 1.0%
   AT&T Corp. - Liberty Media Group, A .........         260,000       3,640,000
   General Motors Corp., H .....................         170,000       3,315,000
   NDS Group PLC, ADR (United Kingdom) .........           3,500         135,625
                                                                     -----------
                                                                       7,090,625
                                                                     -----------

   CHEMICALS: SPECIALTY .2%
   Sigma-Aldrich Corp. .........................          30,000       1,436,250
                                                                     -----------

(a)COMPUTER COMMUNICATIONS 1.6%
   Brocade Communications Systems Inc. .........          40,000         835,600
   Cisco Systems Inc. ..........................         600,000       9,487,500
   Juniper Networks Inc. .......................          20,000         759,200
                                                                     -----------
                                                                      11,082,300
                                                                     -----------

   COMPUTER PERIPHERALS 1.1%
(a)EMC Corp. ...................................         180,000       5,292,000
   Symbol Technologies Inc. ....................          67,500       2,355,750
                                                                     -----------
                                                                       7,647,750
                                                                     -----------

   COMPUTER PROCESSING HARDWARE 4.5%
(a)Apple Computer Inc. .........................          60,000       1,324,200
   Compaq Computer Corp. .......................         300,000       5,460,000
   Hewlett-Packard Co. .........................         220,000       6,879,400
   International Business Machines Corp. .......         110,000      10,579,800
(a)NCR Corp. ...................................          40,000       1,561,200
(a)Sun Microsystems Inc. .......................         330,000       5,072,100
                                                                     -----------
                                                                      30,876,700
                                                                     -----------

   CONTRACT DRILLING .1%
   Transocean Sedco Forex Inc. .................           5,808         251,777
                                                                     -----------
   DATA PROCESSING SERVICES .8%
   First Data Corp. ............................          90,000       5,373,900
                                                                     -----------
   DISTRIBUTION SERVICES .2%
   McKesson HBOC Inc. ..........................          60,000       1,605,000
                                                                     -----------
(a)ELECTRONIC EQUIPMENT/INSTRUMENTS 1.7%
   Agilent Technologies Inc. ...................         178,140       5,474,242
   JDS Uniphase Corp. ..........................         333,000       6,139,688
                                                                     -----------
                                                                      11,613,930
                                                                     -----------

(a)ELECTRONIC PRODUCTION EQUIPMENT .8%
   Applied Materials Inc. ......................         120,000       5,220,000
                                                                     -----------
   ELECTRONICS/APPLIANCES 1.0%
   Sony Corp., ADR (Japan) .....................         100,000       7,225,000
                                                                     -----------

FRANKLIN CUSTODIAN FUNDS, INC.

   DYNATECH FUND                                            SHARES      VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCIAL CONGLOMERATES .4%
   Citigroup Inc. ..................................        66,666   $ 2,998,637
                                                                     -----------
   FINANCIAL PUBLISHING/SERVICES .2%
   Equifax Inc. ....................................        50,000     1,562,500
                                                                     -----------
   HOUSEHOLD/PERSONAL CARE .2%
   Estee Lauder Cos. Inc., A .......................        40,000     1,456,800
                                                                     -----------

(a)INFORMATION TECHNOLOGY SERVICES .5%
   Computer Sciences Corp. .........................        70,000     2,264,500
   Equant NV (Netherlands) .........................        50,000     1,205,000
                                                                     -----------
                                                                       3,469,500
                                                                     -----------
(a)INSURANCE BROKERS/SERVICES .1%
   ChoicePoint Inc. ................................         6,000       202,800
                                                                     -----------
(a)INTERNET SOFTWARE/SERVICES 2.4%
   Check Point Software Technologies Ltd. (Israel) .       300,000    14,250,000
   Inktomi Corp. ...................................       130,000       864,500
   VeriSign Inc. ...................................        20,000       708,750
   Vignette Corp. ..................................        33,200       213,725
   Yahoo! Inc. .....................................        25,000       393,750
                                                                     -----------
                                                                      16,430,725
                                                                     -----------

   MAJOR TELECOMMUNICATIONS .8%
   Sprint Corp. (FON Group) ........................        80,000     1,759,200
(a)Worldcom Inc. ...................................       200,000     3,737,500
                                                                     -----------
                                                                       5,496,700
                                                                     -----------

   MANAGED HEALTH CARE .5%
   UnitedHealth Group Inc. .........................        60,000     3,555,600
                                                                     -----------
   MEDIA CONGLOMERATES 1.1%
(a)AOL Time Warner Inc. ............................       180,000     7,227,000
   News Corp. Ltd., ADR (Australia) ................        20,000       628,000
                                                                     -----------
                                                                       7,855,000
                                                                     -----------

   MEDICAL SPECIALTIES 1.0%
(a)Inhale Therapeutic Systems Inc. .................        90,000     1,923,750
   Medtronic Inc. ..................................       110,000     5,031,400
                                                                     -----------
                                                                       6,955,150
                                                                     -----------
   OILFIELD SERVICES/EQUIPMENT .2%
   Schlumberger Ltd. ...............................        30,000     1,728,300
                                                                     -----------
(a)OTHER CONSUMER SERVICES .2%
   eBay Inc. .......................................        45,000     1,628,438
                                                                     -----------

(a)PACKAGED SOFTWARE 5.1%
   i2 Technologies Inc. ............................       360,000     5,220,000
   Intuit Inc. .....................................        90,000     2,497,500
   Microsoft Corp. .................................       410,000    22,421,875
   Oracle Corp. ....................................       130,000     1,947,400
   SpeechWorks International Inc. ..................        20,000       131,250
   VERITAS Software Corp. ..........................        70,000     3,236,800
                                                                     -----------
                                                                      35,454,825
                                                                     -----------

   PHARMACEUTICALS: MAJOR 4.0%
   Bristol-Myers Squibb Co. ........................        70,000     4,158,000
   Johnson & Johnson ...............................        12,780     1,117,867
   Merck & Co. Inc. ................................        30,000     2,277,000
   Pfizer Inc. .....................................       397,500    16,277,625
   Schering-Plough Corp. ...........................       100,000     3,653,000
                                                                     -----------
                                                                      27,483,492
                                                                     -----------

FRANKLIN CUSTODIAN FUNDS, INC.

 DYNATECH FUND                                             SHARES       VALUE
--------------------------------------------------------------------------------
(b)COMMON STOCKS (CONT.)
(a)RECREATIONAL PRODUCTS .5%
   Electronic Arts Inc. ............................        60,000   $ 3,255,000
                                                                     -----------
   SEMICONDUCTORS 5.3%
   Intel Corp. .....................................     1,120,000    29,470,000
   Linear Technology Corp. .........................       110,000     4,516,875

(a)Xilinx Inc. .....................................        70,000     2,458,750
                                                                     -----------
                                                                      36,445,625
                                                                     -----------
(a)SPECIALTY TELECOMMUNICATIONS .4%
   Global Crossing Ltd. (Bermuda) ..................       100,000     1,349,000
   Qwest Communications International Inc. .........        50,000     1,752,500
                                                                     -----------
                                                                       3,101,500
                                                                     -----------

 TELECOMMUNICATIONS EQUIPMENT 2.9%
   Corning Inc. ....................................       113,100     2,340,039
   Lucent Technologies Inc. ........................       160,000     1,595,200
   Motorola Inc. ...................................       575,750     8,210,195
   Nokia Corp., ADR (Finland) ......................       250,000     6,000,000
   Nortel Networks Corp. (Canada) ..................       140,000     1,967,000
                                                                     -----------
                                                                      20,112,434
                                                                     -----------

 WIRELESS COMMUNICATIONS .5%

(a)Nextel Communications Inc., A ...................        80,000     1,150,000
(a)TeleCorp PCS Inc. ...............................        27,600       415,725
   Vodafone AirTouch Group PLC, ADR (United Kingdom)        70,000     1,900,500
                                                                     -----------
                                                                       3,466,223
                                                                     -----------

   TOTAL COMMON STOCKS (COST $242,261,293) .........                 296,505,269
                                                                     -----------


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT
                                                                                                        ---------
   SHORT TERM INVESTMENTS 57.3%
   DISCOUNT NOTE 8.6%
   Federal Home Loan Bank, 4/02/01 (COST $59,974,350) .............................................   $  60,000.000      60,000.000
                                                                                                                     ---------------
(b)REPURCHASE AGREEMENT 48.7%
   Joint Repurchase Agreement, 5.255%, 4/02/01, (Maturity Value $337,831,192) (COST $337,683,301) .     337,683,301     337,683,301
   ABN Amro Inc. (Maturity Value $33,887,847)
   Banc of America Securities LLC (Maturity Value $6,212,714)
   Barclays Global Investments (Maturity Value $33,887,847)
   Bear, Stearns & Co. Inc. (Maturity Value $19,364,484)
   BMO Nesbitt Burns (Maturity Value $33,887,847)
   Chase Securities Inc. (Maturity Value $33,887,847)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $7,263,371)
   Lehman Brothers Inc. (Maturity Value $33,887,847)
   Morgan Stanley & Co. Inc. (Maturity Value $33,887,847)
   Paribas Corp. (Maturity Value $33,887,847)
   SG Cowen Securities Corp. (Maturity Value $33,887,847)
   UBS PaineWebber (Maturity Value $33,887,847)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                     ---------------
   TOTAL SHORT TERM INVESTMENTS (COST $397,657,651) ...............................................                     397,683,301
                                                                                                                     ---------------
   TOTAL INVESTMENTS (COST $639,918,944) 100.1% ...................................................                     694,188,570
   OTHER ASSETS, LESS LIABILITIES (.1)% ...........................................................                        (358,588)
                                                                                                                     ---------------
   NET ASSETS 100.0% ..............................................................................                   $ 693,829,982
                                                                                                                     ===============


(a) Non-income producing

(b) See Note 1(c) regarding joint repurchase agreement.


36                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Highlights



FRANKLIN GROWTH FUND

                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2001            YEAR ENDED SEPTEMBER 30,
CLASS A                                                (UNAUDITED)        2000       1999(d)       1998        1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $36.91           $33.21       $28.58       $27.09       $22.82       $19.38
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................            .15              .45          .39          .49          .36          .22
 Net realized and unrealized gains (losses) ...          (3.60)            3.96         4.89         1.71         4.34         3.53
                                                    --------------------------------------------------------------------------------
Total from investment operations ..............          (3.45)            4.41         5.28         2.20         4.70         3.75
                                                    --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.40)            (.45)        (.44)        (.47)        (.23)        (.16)
 Net realized gains ...........................          (1.67)            (.26)        (.21)        (.24)        (.20)        (.15)
                                                    --------------------------------------------------------------------------------
Total distributions ...........................          (2.07)            (.71)        (.65)        (.71)        (.43)        (.31)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ................         $31.39           $36.91       $33.21       $28.58       $27.09       $22.82
                                                    ================================================================================
Total return(a) ...............................          (9.83)%          13.53%       18.63%        8.22%       20.84%       19.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $1,898,806       $2,149,928   $2,119,740   $1,635,780   $1,435,561   $1,020,486
Ratios to average net assets:
 Expenses.......................................           .92%(b)          .93%         .89%         .88%         .89%         .87%
 Net investment income..........................           .85%(b)         1.27%        1.19%        1.78%        1.60%        1.16%
Portfolio turnover rate.........................           .14%            8.12%        3.74%         .58%        1.77%        2.03%

CLASS B
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......    $36.54       $33.03    $31.45
                                              ----------------------------------
Income from investment operations:

 Net investment income(c) .................       .02          .16       .14

 Net realized and unrealized gains (losses)     (3.57)        3.96      1.44
                                              ----------------------------------
Total from investment operations ..........     (3.55)        4.12      1.58
                                              ----------------------------------
Less distributions from:

 Net investment income ....................      (.20)        (.35)       --

 Net realized gains .......................     (1.67)        (.26)       --
                                              ----------------------------------
Total distributions .......................     (1.87)        (.61)       --
                                              ----------------------------------
Net asset value, end of period ............    $31.12       $36.54    $33.03
                                              ==================================

Total return(a) ...........................    (10.17)%      12.68%     5.02%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........   $53,028      $38,353   $17,271

Ratios to average net assets:

 Expenses .................................      1.66%(b)     1.68%     1.65%(b)

 Net investment income ....................       .10%(b)      .45%      .57%(b)

Portfolio turnover rate ...................       .14%        8.12%     3.74%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized

(c) Based on average shares outstanding effective year ended September 30, 1999.

(d) For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.

38



FRANKLIN GROWTH FUND (CONT.)

                                                   SIX MONTHS ENDED
                                                     MARCH 31, 2001            YEAR ENDED SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------------------------------
CLASS C                                              (UNAUDITED)        2000         1999         1998        1997(d)        1996
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $36.19          $32.58       $28.11       $26.70       $22.60         $19.33
                                                     ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................           .02             .18          .14          .29          .20            .12
 Net realized and unrealized gains (losses) ...         (3.55)           3.91         4.81         1.66         4.25           3.46
                                                     ------------------------------------------------------------------------------
Total from investment operations ..............         (3.53)           4.09         4.95         1.95         4.45           3.58
                                                     ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.13)           (.22)        (.27)        (.30)        (.15)          (.16)
 Net realized gains ...........................         (1.67)           (.26)        (.21)        (.24)        (.20)          (.15)
                                                     ------------------------------------------------------------------------------
Total distributions ...........................         (1.80)           (.48)        (.48)        (.54)        (.35)          (.31)
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ................        $30.86          $36.19       $32.58       $28.11       $26.70         $22.60
                                                     ===============================================================================

Total return(a) ...............................        (10.19)%         12.71%       17.71%        7.39%       19.91%         18.73%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $345,181        $374,483     $362,216     $189,572     $117,218        $43,417

Ratios to average net assets:

 Expenses .....................................          1.67%(b)        1.68%        1.65%        1.65%        1.66%          1.63%

 Net investment income ........................           .10%(b)         .52%         .45%        1.02%         .85%           .40%

Portfolio turnover rate .......................           .14%           8.12%        3.74%         .58%        1.77%          2.03%

ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $36.99          $33.27       $28.63       $27.13       $23.24
                                                      --------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................           .19             .54          .46          .57          .25
 Net realized and unrealized gains (losses) ...         (3.61)           3.97         4.90         1.69         3.64
                                                      --------------------------------------------------------------
Total from investment operations ..............         (3.42)           4.51         5.36         2.26         3.89
                                                      --------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.49)           (.53)        (.51)        (.52)          --
 Net realized gains ...........................         (1.67)           (.26)        (.21)        (.24)          --
                                                      --------------------------------------------------------------
Total distributions ...........................         (2.16)           (.79)        (.72)        (.76)          --
                                                      --------------------------------------------------------------
Net asset value, end of period ................        $31.41          $36.99       $33.27       $28.63       $27.13
                                                      ==============================================================

Total return(a) ...............................         (9.74)%         13.84%       18.89%        8.47%       16.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $36,117         $39,442      $35,461      $41,871        $25,823
Ratios to average net assets:
 Expenses .....................................           .67%(b)         .68%         .65%         .65%         .66%(b)
 Net investment income ........................          1.10%(b)        1.51%        1.41%        2.01%        1.93%(b)
Portfolio turnover rate .......................           .14%           8.12%        3.74%         .58%        1.77%




(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized

(c) Based on average shares outstanding effective year ended September 30, 1999.

(d) For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.




38                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED)


 GROWTH FUND                                               SHARES        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS 89.3%
   COMMERCIAL SERVICES 4.4%
(a)Dun & Bradstreet Corp. ......................         122,000      $2,874,320
   Equifax Inc. ................................         400,000      12,500,000
   Gartner Inc., B .............................          63,537         400,283
   Kelly Services Inc., A ......................         300,000       7,074,000
   Moody's Corp. ...............................         244,000       6,724,640
(a)Programming & Systems Inc. ..................         345,300           6,906
(a)R.H. Donnelley Corp. ........................          48,800       1,415,200
   R.R. Donnelley & Sons Co. ...................         256,000       6,712,320
(a)Robert Half International Inc. ..............         300,000       6,705,000
(a)Sabre Holdings Corp., A .....................         722,652      33,364,843
   W.W. Grainger Inc. ..........................         500,000      16,925,000
   Wallace Computer Services Inc. ..............         500,000       8,125,000
                                                                     -----------
                                                                     102,827,512
                                                                     -----------

(a)COMMUNICATIONS .1%
   Nextel Communications Inc., A ...............         100,000       1,437,500
                                                                     -----------
   CONSUMER DURABLES 2.1%
   Eastman Kodak Co. ...........................         300,000      11,967,000
   Genuine Parts Co. ...........................         369,000       9,560,790
   Hasbro Inc. .................................         600,000       7,740,000
   Mattel Inc. .................................       1,000,000      17,740,000
   Polaroid Corp. ..............................         200,000         852,000
                                                                     -----------
                                                                      47,859,790
                                                                     -----------
   CONSUMER NON-DURABLES 2.4%
   American Greetings Corp., A .................         900,000       9,540,000
   Hershey Foods Corp. .........................         258,200      17,898,424
   International Flavors & Fragrances Inc. .....         500,000      11,030,000
   Tootsie Roll Industries Inc. ................          19,982         922,169
   V.F. Corp. ..................................         500,000      17,500,000
                                                                     -----------
                                                                      56,890,593
                                                                     -----------

   CONSUMER SERVICES 4.6%
(a)AOL Time Warner Inc. ........................       1,350,000      54,202,500
   Carnival Corp. ..............................         400,000      11,068,000
(a)Intervisual Books Inc. ......................          23,000          35,938
(a)USA Networks Inc. ...........................         600,200      14,367,288
(a)Viacom Inc., B ..............................          17,577         772,861
   The Walt Disney Co. .........................         914,796      26,163,166
                                                                     -----------
                                                                     106,609,753
                                                                     -----------

   ELECTRONIC TECHNOLOGY 17.6%
(a)Agilent Technologies Inc. ...................         300,000       9,219,000
(a)Apple Computer Inc. .........................         500,000      11,035,000
(a)Avaya Inc. ..................................          41,666         541,658
   Boeing Co. ..................................         800,000      44,568,000
(a)Cisco Systems Inc. ..........................       1,350,000      21,346,875
   Compaq Computer Corp. .......................         500,000       9,100,000
(a)Conexant Systems Inc. .......................         100,000         893,750
   Corning Inc. ................................         300,000       6,207,000
(a)Dell Computer Corp. .........................         500,000      12,843,750
(a)Dionex Corp. ................................         200,000       6,287,500
(a)EMC Corp. ...................................         120,000       3,528,000
(a)Gateway Inc. ................................         500,000       8,405,000
   General Dynamics Corp. ......................         500,000      31,370,000
   Hewlett-Packard Co. .........................         800,000      25,016,000
   Intel Corp. .................................         800,000      21,050,000
   International Business Machines Corp. .......         560,000      53,860,800
(a)JDS Uniphase Corp. ..........................         100,000       1,843,750

FRANKLIN CUSTODIAN FUNDS, INC.

   GROWTH FUND                                             SHARES        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)

(a)Juniper Networks Inc. ............................     100,000     $3,796,000
   Lockheed Martin Corp. ............................     500,000     17,825,000
   Lucent Technologies Inc. .........................     500,000      4,985,000
   Nokia Corp., ADR (Finland) .......................     300,000      7,200,000
   Nortel Networks Corp. (Canada) ...................     200,000      2,810,000
   Northrop Grumman Corp. ...........................     500,000     43,500,000
   Raytheon Co., B ..................................     600,000     17,628,000
   Rockwell International Corp. .....................     100,000      3,635,000
(a)Sun Microsystems Inc. ............................   1,600,000     24,592,000
   Texas Instruments Inc. ...........................     500,000     15,490,000
(a)Waters Corp. .....................................      50,000      2,322,500
                                                                    ------------
                                                                     410,899,583
                                                                    ------------

 ENERGY MINERALS 1.5%
   Anadarko Petroleum Corp. .........................      46,243      2,903,136
   BP Amoco PLC, ADR (United Kingdom) ...............     295,200     14,647,824
   Murphy Oil Corp. .................................      40,000      2,663,200
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)     280,000     15,523,200
                                                                    ------------
                                                                      35,737,360
                                                                    ------------

(a)FINANCE .2%
   ChoicePoint Inc. .................................     120,000      4,056,000
                                                                    ------------

   HEALTH SERVICES 1.2%
   Cardinal Health Inc. .............................     157,500     15,238,125
(a)Caremark RX Inc. .................................      75,625        986,150
   IMS Health Inc. ..................................     488,000     12,151,200
(a)SYNAVANT Inc. ....................................      24,400        109,800
                                                                    ------------
                                                                      28,485,275
                                                                    ------------

   HEALTH TECHNOLOGY 19.1%
   Abbott Laboratories ..............................     400,000     18,876,000
   Allergan Inc. ....................................     400,000     29,660,000
(a)Allergan Specialty Therapeutics Inc., A ..........      10,000        237,500
(a)ALZA Corp. .......................................     200,000      8,100,000
   American Home Products Corp. .....................     600,000     35,250,000
(a)Amgen Inc. .......................................     800,000     48,150,000
   Baxter International Inc. ........................     250,000     23,535,000
   Bristol-Myers Squibb Co. .........................     640,000     38,016,000
(a)Edwards Lifesciences Corp. .......................      50,000        980,000
(a)Immunex Corp. ....................................     240,000      3,435,000
   Johnson & Johnson ................................     400,000     34,988,000
   Lilly (Eli) & Co. ................................     400,000     30,664,000
   Merck & Co. Inc. .................................     400,000     30,360,000
   Pfizer Inc. ......................................   1,920,000     78,624,000
   Schering-Plough Corp. ............................   1,800,000     65,754,000
                                                                    ------------
                                                                     446,629,500
                                                                    ------------

   INDUSTRIAL SERVICES 3.2%
   El Paso Corp. ....................................     738,000     48,191,400
   Schlumberger Ltd. ................................     400,000     23,044,000
   Transocean Sedco Forex Inc. ......................      77,440      3,357,024
                                                                    ------------
                                                                      74,592,424
                                                                    ------------

   NON-ENERGY MINERALS
   Deltic Timber Corp. ..............................      11,428        231,417
                                                                    ------------

   PROCESS INDUSTRIES 6.2%
   Air Products & Chemicals Inc. ....................     500,000     19,200,000
   Canadian Pacific Ltd. (Canada) ...................     500,000     18,350,000
   Eastman Chemical Co. .............................      25,000      1,230,500

FRANKLIN CUSTODIAN FUNDS, INC.


 GROWTH FUND                                                                                     SHARES                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PROCESS INDUSTRIES (CONT.)
(a)Ionics Inc. ...............................................................                    400,000                $10,400,000
   Millipore Corp. ...........................................................                    400,000                 18,504,000
   National Service Industries Inc. ..........................................                    500,000                 11,725,000
   NCH Corp. .................................................................                    200,000                  9,524,000
   Pall Corp. ................................................................                    500,000                 10,960,000
   RPM Inc. ..................................................................                    500,000                  5,100,000
   Sigma-Aldrich Corp. .......................................................                    200,000                  9,575,000
   Textron Inc. ..............................................................                    525,000                 29,841,000
                                                                                                                      --------------
                                                                                                                         144,409,500
                                                                                                                      --------------

   PRODUCER MANUFACTURING 12.9%
(a)American Power Conversion Corp. ...........................................                    500,000                  6,445,313
   ArvinMeritor Inc. .........................................................                     12,499                    171,611
   Avery Dennison Corp. ......................................................                    220,000                 11,444,400
   Caterpillar Inc. ..........................................................                    300,000                 13,314,000
   Deere & Co. ...............................................................                    300,000                 10,902,000
   Emerson Electric Co. ......................................................                    500,000                 31,000,000
   Illinois Tool Works Inc. ..................................................                    200,000                 11,368,000
   Ingersoll-Rand Co. ........................................................                    501,000                 19,894,710
   Minnesota Mining & Manufacturing Co. ......................................                    400,000                 41,560,000
   Molex Inc. ................................................................                    146,483                  5,168,103
   Molex Inc., A .............................................................                    146,483                  4,074,058
(a)Osmonics Inc. .............................................................                    300,000                  2,160,000
   Pitney Bowes Inc. .........................................................                    500,000                 17,375,000
   Teleflex Inc. .............................................................                    500,000                 20,475,000
   Thomas & Betts Corp. ......................................................                    500,000                  8,680,000
   Tyco International Ltd. (Bermuda) .........................................                  1,550,052                 67,008,748
   United Technologies Corp. .................................................                    400,000                 29,320,000
                                                                                                                      --------------
                                                                                                                         300,360,943
                                                                                                                      --------------

   RETAIL TRADE .7%
   Albertson's Inc. ..........................................................                    350,000                 11,137,000
   Tiffany & Co. .............................................................                    130,000                  3,542,500
   Weis Markets Inc. .........................................................                     58,218                  2,034,718
                                                                                                                      --------------
                                                                                                                          16,714,218
                                                                                                                      --------------

   TECHNOLOGY SERVICES 4.2%
   Automatic Data Processing Inc. ............................................                    800,000                 43,504,000
   Computer Associates International Inc. ....................................                    500,000                 13,600,000
(a)Computer Sciences Corp. ...................................................                    900,000                 29,115,000
(a)Microsoft Corp. ...........................................................                    200,000                 10,937,500
                                                                                                                      --------------
                                                                                                                          97,156,500
                                                                                                                      --------------

   TRANSPORTATION 8.9%
(a)Alaska Air Group Inc. .....................................................                    500,000                 12,850,000
(a)AMR Corp. .................................................................                  1,000,000                 35,120,000
   British Airways PLC, ADR (United Kingdom) .................................                    300,000                 13,725,000
(a)Continental Airlines Inc., B ..............................................                    500,000                 20,700,000
   Delta Air Lines Inc. ......................................................                  1,000,000                 39,500,000
(a)KLM Royal Dutch Airlines, N.Y. shs. (Netherlands) .........................                    500,001                  9,200,018
(a)Northwest Airlines Corp. ..................................................                    500,000                 11,312,500
   Providence & Worcester Railroad Co. .......................................                     85,000                    616,250
   UAL Corp. .................................................................                    900,000                 29,745,000
   Union Pacific Corp. .......................................................                    300,000                 16,875,000
(a)US Airways Group Inc. .....................................................                    500,000                 17,725,000
                                                                                                                      --------------
                                                                                                                         207,368,768
                                                                                                                      --------------
   TOTAL COMMON STOCKS (COST $1,140,583,438) .................................                                         2,082,266,636
                                                                                                                      --------------

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                                    PRINCIPAL
 GROWTH FUND                                                                                         AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT 10.8%

   Joint Repurchase Agreement, 5.255%, 4/02/01, (Maturity Value $253,121,614).....................   $253,010,806      $253,010,806
     (COST $253,010,806)
   ABN Amro Inc. (Maturity Value $25,390,629)
   Banc of America Securities LLC (Maturity Value $4,654,907)
   Barclays Global Investments (Maturity Value $25,390,629)
   Bear, Stearns & Co. Inc. (Maturity Value $14,508,931)
   BMO Nesbitt Burns (Maturity Value $25,390,629)
   Chase Securities Inc. (Maturity Value $25,390,629)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $5,442,115)
   Lehman Brothers Inc. (Maturity Value $25,390,629)
   Morgan Stanley & Co. Inc. (Maturity Value $25,390,629)
   Paribas Corp. (Maturity Value $25,390,629)
   SG Cowen Securities Corp. (Maturity Value $25,390,629)
   UBS PaineWebber (Maturity Value $25,390,629)
    Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $1,393,594,244) 100.1% ..................................................                    2,335,277,442
 OTHER ASSETS, LESS LIABILITIES (.1)% ............................................................                       (2,145,471)
                                                                                                                      --------------
 NET ASSETS 100.0% ...............................................................................                    $2,333,131,971
                                                                                                                      ==============


(a)    Non-income producing

(b)    See Note 1(c) regarding joint repurchase agreement.




42                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Highlights



FRANKLIN INCOME FUND

                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2001                  YEAR ENDED SEPTEMBER 30,
CLASS A                                                (UNAUDITED)     2000        1999(d)       1998           1997         1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $2.35         $2.23        $2.34         $2.49         $2.30         $2.30
                                                    -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................            .09           .18          .17           .17           .18           .19
 Net realized and unrealized gains (losses) ...             --           .13         (.09)         (.11)          .20           .02
                                                    -------------------------------------------------------------------------------
Total from investment operations ..............            .09           .31          .08           .06           .38           .21
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.09)         (.18)        (.18)         (.18)         (.18)         (.18)
 Net realized gains ...........................           (.03)         (.01)        (.01)         (.03)         (.01)         (.03)
                                                    -------------------------------------------------------------------------------
Total distributions ...........................           (.12)         (.19)        (.19)         (.21)         (.19)         (.21)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ................          $2.32         $2.35        $2.23         $2.34         $2.49         $2.30
                                                    ===============================================================================
Total return(a) ...............................           3.91%        14.68%        4.02%         2.23%        17.31%         9.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $6,083,952    $6,083,135   $6,776,804    $7,704,983    $7,738,746    $6,780,153
Ratios to average net assets:
 Expenses .....................................            .75%(b)       .76%         .73%          .72%          .72%          .70%
 Net investment income ........................           7.92%(b)      8.01%        7.46%         6.83%         7.45%         8.27%
Portfolio turnover rate .......................           9.52%        24.41%       17.35%        22.01%        16.15%        25.29%

CLASS B
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......    $2.35        $2.24      $2.36
                                            ------------------------------------
Income from investment operations:
 Net investment income(c) .................      .09          .17        .12
 Net realized and unrealized gains (losses)       --          .12       (.11)
                                            ------------------------------------
Total from investment operations ..........      .09          .29        .01
                                            ------------------------------------
Less distributions from:

 Net investment income ....................     (.09)        (.17)      (.13)

 Net realized gains .......................     (.03)        (.01)        --
                                            ------------------------------------
Total distributions .......................     (.12)        (.18)      (.13)
                                            ------------------------------------
Net asset value, end of period ............    $2.32        $2.35      $2.24
                                            ====================================

Total return(a) ...........................     3.66%       14.09%       .34%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......... $224,645     $140,711    $83,031
Ratios to average net assets:
 Expenses .................................     1.24%(b)     1.26%      1.23%(b)
 Net investment income ....................     7.46%(b)     7.49%      7.22%(b)
Portfolio turnover rate ...................     9.52%       24.41%     17.35%



(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Annualized

(c) Based on average shares outstanding effective year ended September 30, 1999.

(d) For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN INCOME FUND (CONT.)

                                            SIX MONTHS ENDED
                                              MARCH 31, 2001                         YEAR ENDED SEPTEMBER 30,
CLASS C                                        (UNAUDITED)        2000        1999            1998           1997(d)          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......         $2.36           $2.24       $2.34           $2.49           $2.30         $2.30
                                                ------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(c) .................           .09             .17         .16             .16             .16           .17

 Net realized and unrealized gains (losses)            --             .13        (.08)           (.11)            .21           .03
                                                ------------------------------------------------------------------------------------
Total from investment operations ..........           .09             .30         .08             .05             .37           .20
                                                ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ....................          (.09)           (.17)       (.17)           (.17)           (.17)         (.17)

 Net realized gains .......................          (.03)           (.01)       (.01)           (.03)           (.01)         (.03)
                                                ------------------------------------------------------------------------------------
Total distributions .......................          (.12)           (.18)       (.18)           (.20)           (.18)         (.20)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period ............         $2.33           $2.36       $2.24           $2.34           $2.49         $2.30
                                                ====================================================================================

Total return(a) ...........................          3.64%          14.54%       3.46%           1.70%          16.72%         8.86%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........      $942,731        $872,662    $997,438      $1,014,634        $695,355      $343,314

Ratios to average net assets:

 Expenses .................................          1.24%(b)        1.26%       1.23%           1.22%           1.22%         1.21%

 Net investment income ....................          7.43%(b)        7.51%       6.97%           6.35%           6.96%         7.84%

Portfolio turnover rate ...................          9.52%          24.41%      17.35%          22.01%          16.15%        25.29%

ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............           $2.34             $2.23          $2.34          $2.48       $2.34
                                                             -----------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .........................             .09               .18            .17            .17         .14
 Net realized and unrealized gains (losses) .......              --               .12           (.09)          (.10)        .14
                                                             -----------------------------------------------------------------------
Total from investment operations ..................             .09               .30            .08            .07         .28
                                                             -----------------------------------------------------------------------
Less distributions from:
 Net investment income ............................            (.09)             (.18)          (.18)          (.18)       (.14)
 Net realized gains ...............................            (.03)             (.01)          (.01)          (.03)         --
                                                             -----------------------------------------------------------------------
Total distributions ...............................            (.12)             (.19)          (.19)          (.21)       (.14)
                                                             -----------------------------------------------------------------------
Net asset value, end of period ....................           $2.31             $2.34          $2.23          $2.34       $2.48
                                                             =======================================================================

Total return(a) ...................................            4.01%            14.90%          3.71%          2.82%      12.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................          $22,742           $21,220        $23,891        $21,851     $13,318
Ratios to average net assets:
 Expenses .........................................             .60%(b)           .61%           .58%           .57%         .57%(b)
 Net investment income ............................            8.07%(b)          8.16%          7.60%          7.02%        7.58%(b)
Portfolio turnover rate ...........................            9.52%            24.41%         17.35%         22.01%       16.15%




(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized

(c) Based on average shares outstanding effective year ended September 30, 1999.

(d) For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.




44                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED)


   INCOME FUND                                                       COUNTRY                          SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 31.8%
   COMMUNICATIONS .4%
   Telecom Argentina Stet-France Telecom SA, ADR ...........         Argentina                        1,700,000          $26,520,000
                                                                                                                      --------------
   CONSUMER DURABLES .9%
   General Motors Corp. ....................................       United States                      1,300,000           67,405,000
                                                                                                                      --------------
   CONSUMER NON-DURABLES 8.1%
   Philip Morris Cos. Inc. .................................       United States                     11,000,000          521,950,000
   R.J. Reynolds Tobacco Holdings Inc. .....................       United States                        933,500           52,369,350
   UST Inc. ................................................       United States                        563,600           16,936,180
                                                                                                                      --------------
                                                                                                                         591,255,530
                                                                                                                      --------------

   ENERGY MINERALS 2.3%
   Athabasca Oil Sands Trust ...............................         Canada                           2,700,000           60,443,922
   BP Prudhoe Bay Royalty Trust ............................       United States                        500,000            8,245,000
   Canadian Oil Sands Trust Units ..........................         Canada                           2,400,000           52,965,833
(a)Chesapeake Energy Corp. .................................       United States                      1,786,400           15,809,640
   Petroleo Brasileiro SA (Petrobras), ADR .................         Brazil                           1,360,000           32,368,000
                                                                                                                      --------------
                                                                                                                         169,832,395
                                                                                                                      --------------

   NON-ENERGY MINERALS 1.7%
   Anglo American Platinum Corp. Ltd., ADR .................       South Africa                         800,000           27,375,000
   AngloGold Ltd., ADR .....................................       South Africa                       2,900,000           41,905,000
   De Beers Consolidated Mines AG, ADR .....................       South Africa                         400,000           15,375,000
   Impala Platinum Holdings Ltd., ADR ......................       South Africa                       1,000,000           35,500,000
                                                                                                                      --------------
                                                                                                                         120,155,000
                                                                                                                      --------------

   REAL ESTATE .5%
   Liberty Property Trust ..................................       United States                        500,000           14,120,000
   MeriStar Hospitality Corp. ..............................       United States                         90,000            1,800,000
   ProLogis Trust ..........................................       United States                      1,025,600           20,594,048
                                                                                                                      --------------
                                                                                                                          36,514,048
                                                                                                                      --------------

   UTILITIES 17.9%
   American Electric Power Co. Inc. ........................       United States                      2,500,000          117,500,000
   Cinergy Corp. ...........................................       United States                      2,000,000           67,100,000
   Dominion Resources Inc. .................................       United States                        900,000           58,023,000
   DTE Energy Co. ..........................................       United States                        600,000           23,880,000
   Edison International ....................................       United States                      1,444,800           18,262,272
   Energy East Corp. .......................................       United States                      1,900,000           32,965,000
   Entergy Corp. ...........................................       United States                      2,500,000           95,000,000
   Exelon Corp. ............................................       United States                      1,100,000           72,160,000
   FirstEnergy Corp. .......................................       United States                      1,400,000           39,088,000
   FPL Group Inc. ..........................................       United States                        500,000           30,650,000
   GPU Inc. ................................................       United States                      1,700,000           55,233,000
   Hawaiian Electric Industries Inc. .......................       United States                        800,000           29,560,000
   KeySpan Corp. ...........................................       United States                        950,000           36,223,500
   PG&E Corp. ..............................................       United States                      2,230,400           27,768,480
   Potomac Electric Power Co. ..............................       United States                      1,900,000           44,422,000
   Public Service Enterprise Group Inc. ....................       United States                      2,350,000          101,426,000
   Reliant Energy Inc. .....................................       United States                      1,700,000           76,925,000
   Sempra Energy ...........................................       United States                      1,900,000           44,232,000
   Sierra Pacific Resources ................................       United States                      1,300,000           19,240,000
   Southern Co. ............................................       United States                      2,500,000           87,725,000
   TXU Corp. ...............................................       United States                      2,500,000          103,300,000
   Xcel Energy Inc. ........................................       United States                      3,900,000          117,429,000
                                                                                                                      --------------
                                                                                                                       1,298,112,252
                                                                                                                      --------------

FRANKLIN CUSTODIAN FUNDS, INC.

  INCOME FUND                                                                    COUNTRY                SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
    (a)MISCELLANEOUS
(d),(e)Continucare Corp. ...................................................     United States          3,591,463     $         --
       International Wireless Communications Holdings Inc. .................     United States            652,652            391,591
                                                                                                                      --------------
                                                                                                                             391,591
                                                                                                                      --------------
       TOTAL COMMON STOCKS (COST $1,534,730,482) ...........................                                           2,310,185,816
                                                                                                                      --------------

       PREFERRED STOCKS .2%
       COMMUNICATIONS .1%
       Nortel Inversora SA, B, ADR .........................................      Argentina               524,000          6,261,800
                                                                                                                      --------------
       NON-ENERGY MINERALS .1%
       Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold .......     United States            400,000          7,952,000
                                                                                                                      --------------
    (a)PROCESS INDUSTRIES
       Asia Pulp & Paper Co. Ltd., 12.00%, pfd., 2/15/04 ...................      Indonesia           100,000,000          3,250,000
                                                                                                                      --------------
       TOTAL PREFERRED STOCKS (COST $104,707,445) ..........................                                              17,463,800
                                                                                                                      --------------

       CONVERTIBLE PREFERRED STOCKS 10.7%
       ENERGY MINERALS 2.8%
       Enron Corp., 7.00%, cvt. pfd ........................................     United States            725,500         26,589,575
       Kerr-McGee Corp., 5.50%, cvt. pfd ...................................     United States            914,200         49,001,120
       Lomak Financing Trust, 5.75%, cvt. pfd ..............................     United States          1,500,000         41,812,500
       Newfield Financial Trust I, 6.50%, cvt. pfd .........................     United States            700,000         39,900,000
       Nuevo Financing I, 5.75%, cvt. pfd., A ..............................     United States          1,450,000         42,775,000
                                                                                                                      --------------
                                                                                                                         200,078,195
                                                                                                                      --------------

       INDUSTRIAL SERVICES .9%
       Weatherford International Inc., 5.00%, cvt. pfd .....................     United States          1,200,000         61,425,000
                                                                                                                      --------------

       NON-ENERGY MINERALS .3%
       Hecla Mining Co., 7.00%, cvt. pfd., B ...............................     United States            375,000          2,906,250
       Kinam Gold Inc., $3.75, cvt. pfd., B ................................        Canada                650,000          4,956,250
       Newmont Mining Corp., cvt. pfd ......................................     United States            295,000         10,944,500
                                                                                                                      --------------
                                                                                                                          18,807,000
                                                                                                                      --------------

       PROCESS INDUSTRIES .2%
       Georgia-Pacific Corp., 7.50%, cvt. pfd ..............................     United States            500,000         17,475,000
                                                                                                                      --------------
       REAL ESTATE 4.7%
       Apartment Investment & Management Co., 8.00%, cvt. pfd., K ..........     United States          1,700,000         45,475,000
       Archstone Communities Trust, $1.75, cvt. pfd., A ....................     United States          1,040,000         34,975,200
       Felcor Lodging Trust Inc., $1.95, cvt. pfd., A ......................     United States          2,100,000         41,370,000
       Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..................     United States          3,400,000         65,790,000
       Host Marriott Corp., 6.75%, cvt. pfd ................................     United States          1,300,000         51,187,500
       Innkeepers USA Trust, 8.625%, cvt. pfd., A ..........................     United States          2,000,000         39,300,000
       Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ...............     United States          1,900,000         40,850,000
       Vornado Realty Trust, 6.50%, cvt. pfd., A ...........................     United States            500,000         25,150,000
                                                                                                                      --------------
                                                                                                                         344,097,700
                                                                                                                      --------------

       TRANSPORTATION .6%
       Union Pacific Capital Trust, 6.25%, cvt. pfd ........................     United States            900,000         44,043,750
                                                                                                                      --------------

       UTILITIES 1.2%
       CMS Energy Trust I, 7.75%, cvt. pfd .................................     United States          1,600,000         68,000,000
       Dominion Resources Inc., 9.50%, cvt. pfd ............................     United States            354,900         22,099,623
                                                                                                                      --------------
                                                                                                                          90,099,623
                                                                                                                      --------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $862,411,169) ...................                                             776,026,268
                                                                                                                      --------------

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                                          PRINCIPAL
       INCOME FUND                                                                       COUNTRY           AMOUNT(f)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
       BONDS 20.7%
       COMMUNICATIONS 3.5%

       American Cellular Corp., 144A, 9.50%, 10/15/09 .............................   United States       $25,000,000    $24,250,000
       Dobson Communications Corp., senior note, 10.875%, 7/01/10 .................   United States        39,300,000     40,282,500
       Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ................      Bermuda           60,700,000     57,209,750
       McLeodUSA Inc., senior note, 11.375%, 1/01/09 ..............................   United States        23,500,000     23,147,500
       McLeodUSA Inc., senior note, 8.125%, 2/15/09 ...............................   United States        18,200,000     15,288,000
(a),(b)Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ..........................   United States        32,000,000      2,720,000
       Nextlink Communications Inc., senior note, 10.75%, 6/01/09 .................   United States        46,000,000     27,370,000
       Time Warner Telecom Inc., 10.125%, 2/01/11 .................................   United States        15,900,000     15,979,500
       Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .................   United States        16,000,000     17,600,000
       Williams Communications Group Inc., senior note, 10.875%, 10/01/09 .........   United States        35,200,000     26,576,000
                                                                                                                        ------------
                                                                                                                         250,423,250
                                                                                                                        ------------

       CONSUMER DURABLES .2%
       E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 .................   United States        32,000,000     10,440,000
                                                                                                                        ------------
       CONSUMER NON-DURABLES 2.1%
       Compania De Alimentos Fargo SA, senior note, 13.25%, 8/01/08 ...............     Argentina          28,100,000     18,335,250
       Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 .......................   United States        15,381,000     12,381,705
       Evenflo Company Inc., senior note, B, 11.75%, 8/15/06 ......................   United States        28,000,000     20,930,000
       Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 .........................   United States        29,000,000     27,985,000
       Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 ...........   United States        38,500,000     38,307,500
       Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ..........   United States        60,900,000     30,754,500
       The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 .............   United States         6,000,000      6,180,000
                                                                                                                        ------------
                                                                                                                         154,873,955
                                                                                                                        ------------

       CONSUMER SERVICES 5.6%
       Adelphia Communications Corp., senior note, 7.875%, 5/01/09 ................   United States        28,200,000     25,944,000
       Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ..............   United States        12,000,000     12,780,000
(a),(b)AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 ..........   United States        17,000,000      2,592,500
       Cablevision SA, 13.75%, 5/01/09 ............................................     Argentina          11,500,000      8,021,250
       Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 ................   United States        36,900,000     37,591,875
       CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .......................   United States        40,000,000     43,100,000
       EchoStar Broadband Corp., 10.375%, 10/01/07 ................................   United States        40,250,000     41,256,250
       Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ....................   United States         8,000,000      8,110,000
       Harveys Casino Resorts, senior sub. note, 10.625%, 6/01/06 .................   United States        11,000,000     11,605,000
       Lone Cypress Co., sub. note, 11.50%, 8/01/09 ...............................   United States        65,930,373     67,413,806
       NTL Communications Corp., senior note, B, 11.875%, 10/01/10 ................   United Kingdom       37,000,000     33,670,000
       Protection One Alarm Monitoring Inc., senior sub note, 144A, 8.625%, 1/15/09   United States         9,000,000      4,815,000
       Six Flags Inc., senior note, 144A, 9.50%, 2/01/09 ..........................   United States        18,300,000     18,666,000
       Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ....................   United States        24,100,000     25,184,500
       Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 ...........   United States        30,000,000     31,350,000
       Young Broadcasting Inc., senior sub. note, 144A, 10.00%, 3/01/11 ...........   United States        35,000,000     34,125,000
                                                                                                                        ------------
                                                                                                                         406,225,181
                                                                                                                        ------------

       ELECTRONIC TECHNOLOGY .9%
       Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 ...................   United States        28,400,000     27,406,000
(a),(b)Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 ........................   United States        60,000,000      9,600,000
       Fairchild Semiconductor Corp., senior sub. note, 144A, 10.50%, 2/01/09 .....   United States        32,100,000     30,976,500
                                                                                                                        ------------
                                                                                                                          67,982,500
                                                                                                                        ------------

       ENERGY MINERALS 2.7%
       Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 .............   United States        39,000,000     38,415,000
       Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ..............      Mexico            90,000,000     95,625,000
       Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ..................   United States        41,000,000     39,360,000
       Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 .....................   United States         4,800,000      5,088,000
       P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ..............   United States        10,800,000     11,367,000
       Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ................   United States         8,000,000      8,120,000
                                                                                                                        ------------
                                                                                                                         197,975,000
                                                                                                                        ------------

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                                       PRINCIPAL
       INCOME FUND                                                               COUNTRY               AMOUNT(f)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       FINANCE .5%
       Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ...............   United States            $35,000,000      $37,100,000
                                                                                                                      --------------

       HEALTH TECHNOLOGY .1%
       Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 ......   United States             17,600,000        3,608,000
                                                                                                                      --------------

       INDUSTRIAL SERVICES 1.0%
       Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09   United States             37,000,000       38,017,500
(a),(b)First Wave Marine Inc., senior note, 11.00%, 2/01/08 ................   United States             10,000,000          800,000
       Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ..   United States             10,000,000       10,150,000
       R&B Falcon Corp., senior note, B, 6.50%, 4/15/03 ....................   United States             22,000,000       22,183,495
                                                                                                                      --------------
                                                                                                                          71,150,995
                                                                                                                      --------------

       NON-ENERGY MINERALS .1%
       Century Aluminum Co., 144A, 11.75%, 4/15/08 .........................   United States              9,900,000       10,098,000
                                                                                                                      --------------

       PROCESS INDUSTRIES 2.7%
       Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 .......   United States             25,000,000       20,875,000
       Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 .........   United States             50,000,000       12,750,000
       Four M Corp., senior note, B, 12.00%, 6/01/06 .......................   United States             30,000,000       29,700,000
       Hercules Inc., senior note, 144A, 11.125%, 11/15/07 .................   United States             19,900,000       20,049,250
       Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 ...............   United States             50,000,000       50,250,000
(a),(b)RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ....................   United States             60,000,000        2,100,000
       Riverwood International, senior sub. note, 10.875%, 4/01/08 .........   United States             50,000,000       47,750,000
(a),(b)Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 .........     Indonesia               87,000,000       13,267,500
                                                                                                                      --------------
                                                                                                                         196,741,750
                                                                                                                      --------------

       PRODUCER MANUFACTURING 1.3%
       Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ........   United States             35,000,000       28,875,000
       Nortek Inc., senior sub. note, 9.875%, 3/01/04 ......................   United States             23,100,000       23,273,250
       Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 .   United States             22,000,000       14,410,000
       Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 .............   United States             14,500,000        8,700,000
       Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ...      Canada                 30,000,000       19,650,000
                                                                                                                      --------------
                                                                                                                          94,908,250
                                                                                                                      --------------

       TECHNOLOGY SERVICES
       PSINet Inc., senior note, 10.50%, 12/01/06 ..........................   United States             34,000,000        2,890,000
                                                                                                                      --------------
       TOTAL BONDS (COST $1,894,900,658) ...................................                                           1,504,416,881
                                                                                                                      --------------

       CONVERTIBLE BONDS 4.7%
       CONSUMER DURABLES .3%
       Exide Corp., cvt., senior sub. note, 144A, 2.90%, 12/15/05 ..........   United States             50,000,000       21,000,000
                                                                                                                      --------------

       CONSUMER SERVICES .4%
       Adelphia Communications Corp., cvt., 6.00%, 2/15/06 .................   United States             28,100,000       27,608,250
                                                                                                                      --------------
       ELECTRONIC TECHNOLOGY .1%
       Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ....................   United States              8,000,000        6,260,000
                                                                                                                      --------------

       ENERGY MINERALS
       Kerr-McGee Corp., cvt., 7.50%, 5/15/14 ..............................   United States              3,000,000        2,996,250
                                                                                                                      --------------
(d),(e)HEALTH SERVICES
       Continucare Corp., cvt., 144A, 7.00%, 10/31/02 ......................   United States              2,317,073          115,854
                                                                                                                      --------------

       INDUSTRIAL SERVICES .6%
       Key Energy Services Inc., cvt., 5.00%, 9/15/04 ......................   United States             31,800,000       28,063,500
       Parker Drilling Co., cvt. sub. note, 5.50%, 8/01/04 .................   United States             13,500,000       11,930,625
                                                                                                                      --------------
                                                                                                                          39,994,125
                                                                                                                      --------------

       NON-ENERGY MINERALS 1.0%
       Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ..........................      Ghana                  50,000,000       31,750,000
       Coeur d'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ....   United States                900,000          301,500

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                                     PRINCIPAL
       INCOME FUND                                                                       COUNTRY      AMOUNT(f)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
       CONVERTIBLE BONDS (CONT.)
       NON-ENERGY MINERALS (CONT.)
       Coeur d'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ..................  United States  $20,000,000          $6,800,000
       Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 .........................     Canada       70,000,000          36,575,000
                                                                                                                       -------------
                                                                                                                          75,426,500
                                                                                                                       -------------

       REAL ESTATE 2.3%
       Equity Office Properties Trust, cvt., 144A, 7.25%, 11/15/08 .................  United States   44,500,000          45,390,000
       Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 .........................  United States   65,000,000          62,075,000
       Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 .................  United States   70,000,000          60,673,900
                                                                                                                       -------------
                                                                                                                         168,138,900
                                                                                                                       -------------
       TOTAL CONVERTIBLE BONDS (COST $400,130,236) .................................                                     341,539,879
                                                                                                                       -------------

       FOREIGN GOVERNMENT AND AGENCY BONDS 7.0%

       Republic of Argentina, 11.75%, 6/15/15 ......................................   Argentina      39,404,000          33,099,360
       Republic of Argentina, L, 6.00%, 3/31/23 ....................................   Argentina     123,000,000          81,026,250
       Republic of Brazil, 10.25%, 1/11/06 .........................................    Brazil        46,625,000          45,313,672
       Republic of Brazil, 11.00%, 8/17/40 .........................................    Brazil       145,846,000         114,569,034
       Republic of Brazil, L, FRN, 7.375%, 4/15/06 .................................    Brazil       106,216,000          96,263,561
       Republic of Bulgaria, FRN, 6.313%, 7/28/11 ..................................    Bulgaria      60,000,000          45,375,000
       Republic of South Africa, 12.00%, 2/28/05 ...................................  South Africa   200,000,000  ZAR     25,298,642
       Republic of South Africa, 13.00%, 8/31/10 ...................................  South Africa   206,000,000  ZAR     26,862,207
       Republic of Turkey, 12.375%, 6/15/09 ........................................    Turkey        50,000,000          41,270,000
                                                                                                                       -------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY BONDS (COST $540,852,993) ...............                                     509,077,726
                                                                                                                       -------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 3.8%
       FHLMC, 6.875%, 1/15/05 ......................................................  United States   90,000,000          95,409,360
       U.S. Treasury Note, 5.875%, 11/15/04 ........................................  United States  173,000,000         180,729,467
                                                                                                                       -------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $257,391,115) .............                                     276,138,827
                                                                                                                       -------------

       ZERO COUPON/STEP-UP BONDS 5.4%
(a),(b)AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01,
        12.25% thereafter, 3/15/06 .................................................  United States   26,294,000           4,009,834
       APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 ....................    Indonesia    150,000,000           4,125,000
       Charter Communications Holdings LLC, senior disc. note, zero cpn. to
        1/15/06, 13.50% thereafter, 1/15/11 ........................................  United States   29,150,000          18,510,250
       Charter Communications Holdings LLC, senior disc. note, zero cpn.
        to 4/01/04, 9.92% thereafter, 4/01/11 ....................................... United States   60,000,000          42,150,000
       Crown Castle International Corp., senior disc. note, zero cpn. to
        8/01/04, 11.25% thereafter, 8/01/11 ......................................... United States   59,200,000          42,624,000
       Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 ..............  United States   87,500,000          28,437,500
       Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03,
        10.50% thereafter, 2/01/08 .................................................. United States   81,600,000          39,576,000
       Loral Space and Communications Ltd., senior disc. note, zero cpn. to
        1/15/02, 12.50% thereafter, 1/15/07 ......................................... United States    5,500,000           1,485,000
       Mesa Operating Co., senior sub. note, zero cpn. to 7/01/01, 11.625%
        thereafter,  7/01/06                                                          United States   15,000,000          15,150,000
       Microcell Telecommunications Inc., senior disc. note, zero cpn. to
        6/01/04, 12.00% thereafter, 6/01/09 ........................................  United States   50,000,000          30,750,000
       Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
         9.95%thereafter, 2/15/08 ..................................................  United States   90,000,000          61,425,000
       Nextel International Inc., senior disc. note, zero cpn. to 4/15/03, 12.125%
        thereafter, 4/15/08 ........................................................  United States   55,000,000          27,775,000
       Nextlink Communications Inc., senior disc. note, zero cpn. to 6/01/04,
        12.25% thereafter, 6/01/09 .................................................  United States   44,000,000          15,620,000
       Sellco Corp., PIK, sub. note, 12.00%, 12/15/04 ..............................  United States       13,674                  34
       Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25%
        thereafter, 4/15/09 ........................................................  United States   37,200,000          17,205,000
       Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05,
        12.875% thereafter, 3/15/10 ................................................  United States   41,800,000          17,765,000
       United Pan-Europe Communications NV, senior disc. note, zero cpn. to
         8/01/04, 12.50% thereafter, 8/01/09 .......................................  Netherlands     36,900,000         13,099,500
       Voicestream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
        11.875% thereafter, 11/15/09 ...............................................  United States   23,000,000          17,480,000
                                                                                                                       -------------
       TOTAL ZERO COUPON/STEP-UP BONDS (COST $544,756,042) .........................                                     397,187,118
                                                                                                                       -------------
       TOTAL LONG TERM INVESTMENTS (COST $6,139,880,140) ...........................                                   6,132,036,315
                                                                                                                       -------------

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                                      PRINCIPAL
  INCOME FUND                                                                                          AMOUNT(f)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
(c)REPURCHASE AGREEMENT 14.5%

   Joint Repurchase Agreement, 5.255%, 4/02/01, (Maturity Value $1,058,445,065)
     (COST $1,057,981,714) .......................................................................   $1,057,981,714   $1,057,981,714
   ABN Amro Inc. (Maturity Value $106,172,624)
   Banc of America Securities LLC (Maturity Value $19,443,636)
   Barclays Global Investments (Maturity Value $106,172,624)
   Bear, Stearns & Co. Inc. (Maturity Value $60,691,244)
   BMO Nesbitt Burns (Maturity Value $106,172,624)
   Chase Securities Inc. (Maturity Value $106,172,624)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $22,756,569)
   Lehman Brothers Inc. (Maturity Value $106,172,624)
   Morgan Stanley & Co. Inc. (Maturity Value $106,172,624)
   Paribas Corp. (Maturity Value $106,172,624)
   SG Cowen Securities Corp. (Maturity Value $106,172,624)
   UBS PaineWebber (Maturity Value $106,172,624)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                      --------------
TOTAL INVESTMENTS (COST $7,197,861,854) 98.8% ....................................................                     7,190,018,029
OTHER ASSETS, LESS LIABILITIES 1.2% ..............................................................                        84,051,016
                                                                                                                      --------------
NET ASSETS 100.0% ................................................................................                    $7,274,069,045
                                                                                                                      ==============



CURRENCY ABBREVIATION:

ZAR - South African Rand


(a)  Non-income producing

(b)  See Note 6 regarding defaulted securities.

(c)  See Note 1(c) regarding joint repurchase agreement.

(d)  See Note 7 regarding restricted securities.

(e) The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at March 31, 2001 were $115,854.

(f)  The principal amount is stated in U.S. dollars unless otherwise indicated.



50                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Highlights



FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                 SIX MONTHS ENDED
                                                 MARCH 31, 2001              YEAR ENDED SEPTEMBER 30,
CLASS A                                            (UNAUDITED)          2000       1999(d)       1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $6.63            $6.62        $6.99         $6.89         $6.72         $6.87
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................         .21              .43          .44           .46           .48           .49
 Net realized and unrealized gains (losses) ...         .20              .01         (.37)          .10           .17          (.15)
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............         .41              .44          .07           .56           .65           .34
                                                 -----------------------------------------------------------------------------------
Less distributions from net investment income .        (.22)            (.43)        (.44)         (.46)         (.48)         (.49)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................       $6.82            $6.63        $6.62         $6.99         $6.89         $6.72
                                                 ===================================================================================
Total return(a) ...............................        6.27%            6.90%        1.05%         8.41%        10.08%         5.15%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $6,986,676       $6,852,374   $7,895,906    $9,049,829    $9,350,751   $10,129,483

Ratios to average net assets:

 Expenses .....................................         .69%(b)          .70%         .67%          .65%          .64%          .61%

 Net investment income ........................        6.29%(b)         6.62%        6.43%         6.67%         7.01%         7.18%

Portfolio turnover rate(e) ....................        7.04%            3.98%       15.04%        25.98%         1.74%         8.01%

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................               $6.63                   $6.62                $6.91
                                                                           ----------------------------------------------------
Income from investment operations:

 Net investment income(c) ....................................                 .19                     .39                  .30

 Net realized and unrealized gains (losses) ..................                 .20                     .01                 (.28)
                                                                           ----------------------------------------------------
Total from investment operations .............................                 .39                     .40                  .02
                                                                           ----------------------------------------------------
Less distributions from net investment income ................                (.20)                   (.39)                (.31)
                                                                           ----------------------------------------------------
Net asset value, end of period ...............................               $6.82                   $6.63                $6.62
                                                                           ====================================================



Total return(a) ..............................................                6.00%                   6.35%                 .25%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............................            $122,147                 $80,167              $51,433

Ratios to average net assets:

 Expenses ....................................................                1.24%(b)                1.25%                1.22%(b)

 Net investment income .......................................                5.73%(b)                6.07%                5.93%(b)

Portfolio turnover rate(e) ...................................                7.04%                   3.98%               15.04%



(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)    Annualized

(c) Based on average shares outstanding effective year ended September 30, 1999.

(d) For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

(e) Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2001                      YEAR ENDED SEPTEMBER 30,
CLASS C                                               (UNAUDITED)          2000         1999       1998        1997(d)       1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........          $6.61              $6.60        $6.97       $6.87        $6.70       $6.85
                                                      -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(c) .....................            .19                .39          .40         .42          .44         .45

 Net realized and unrealized gains (losses) ...            .20                .01         (.37)        .10          .17        (.15)
                                                      -----------------------------------------------------------------------------
Total from investment operations ..............            .39                .40          .03         .52          .61         .30
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .           (.20)              (.39)        (.40)       (.42)        (.44)       (.45)
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ................          $6.80              $6.61        $6.60       $6.97        $6.87       $6.70
                                                      =============================================================================


Total return(a) ...............................           6.01%              6.36%         .50%       7.85%        9.48%       4.55%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $315,651           $264,413     $308,961    $271,665     $120,818     $57,657

Ratios to average net assets:

 Expenses .....................................           1.24%(b)           1.25%        1.22%       1.21%        1.20%       1.17%

 Net investment income ........................           5.75%(b)           6.08%        5.89%       6.10%        6.44%       6.80%

Portfolio turnover rate(e) ....................           7.04%              3.98%       15.04%      25.98%        1.74%       8.01%

ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $6.64              $6.63           $7.00           $6.90           $6.76
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................           .21                .44             .45             .47             .38
 Net realized and unrealized gains (losses) ...           .20                 --            (.37)            .10             .12
                                                      ------------------------------------------------------------------------------
Total from investment operations ..............           .41                .44             .08             .57             .50
                                                      ------------------------------------------------------------------------------
Less distributions from net investment income .          (.22)              (.43)           (.45)           (.47)           (.36)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ................         $6.83              $6.64           $6.63           $7.00           $6.90
                                                      ==============================================================================


Total return(a) ...............................          6.32%              7.02%           1.16%           8.51%           7.68%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $50,885            $46,775         $15,544         $36,308         $14,469

Ratios to average net assets:

 Expenses .....................................           .59%(b)            .60%            .57%            .56%            .56%(b)

 Net investment income ........................          6.40%(b)           6.73%           6.53%           6.75%           7.01%(b)

Portfolio turnover rate(e) ....................          7.04%              3.98%          15.04%          25.98%           1.74%





(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized

(c) Based on average shares outstanding effective year ended September 30, 1999.

(d) For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.

(e) Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.




52                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED)

                                                                                                   PRINCIPAL
   U.S. GOVERNMENT SECURITIES FUND                                                                   AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 98.7%
   GNMA I, SF, 5.50%, 5/15/28 - 1/15/29 ..................................................          $13,437,831          $12,914,112
   GNMA II, 5.50%, 11/20/28 - 3/20/29 ....................................................           25,026,109           23,830,199
   GNMA I, SF, 6.00%, 9/15/23 - 12/15/28 .................................................          121,859,762          120,135,659
(a)GNMA II, 6.00%, 10/20/23 - 4/01/31 ....................................................          815,387,743          796,727,314
   GNMA I, SF, 6.50%, 3/15/03 - 3/15/31 ..................................................        1,965,260,567        1,970,296,806
   GNMA II, 6.50%, 6/20/24 - 7/20/28 .....................................................          317,078,994          316,291,029
   GNMA I, SF, 6.75%, 3/15/26 - 5/15/26 ..................................................            2,402,402            2,418,489
   GNMA PL, 6.75%, 1/15/34 ...............................................................           35,304,456           36,119,544
   GNMA I, SF, 7.00%, 4/15/16 - 11/15/30 .................................................        1,466,606,916        1,495,169,467
   GNMA II, 7.00%, 2/20/28 - 12/20/30 ....................................................           89,803,412           91,068,831
   GNMA PL, 7.00%, 9/15/35 ...............................................................            8,795,806            9,108,099
   GNMA I, SF, 7.25%, 10/15/25 - 1/15/26 .................................................            4,916,036            5,006,149
   GNMA I, SF, 7.50%, 6/15/05 - 1/15/31 ..................................................          893,758,145          921,313,606
   GNMA II, 7.50%, 10/20/22 - 12/20/26 ...................................................           80,449,829           82,416,010
   GNMA I, SF, 7.70%, 12/15/20 - 1/15/22 .................................................            7,953,106            8,202,489
   GNMA I, SF, 8.00%, 10/15/07 - 10/15/30 ................................................          648,621,272          675,602,150
   GNMA II, 8.00%, 8/20/16 - 6/20/30 .....................................................           51,493,864           53,182,410
   GNMA PL, 8.00%, 1/15/32 - 5/15/32 .....................................................           13,882,579           14,191,833
   GNMA I, GPM, 8.25%, 3/15/17 - 11/15/17 ................................................            3,427,626            3,564,547
   GNMA PL, 8.25%, 2/15/28 ...............................................................           12,582,761           13,060,565
   GNMA I, SF, 8.50%, 5/15/16 - 11/15/24 .................................................           96,675,469          101,394,939
   GNMA II, 8.50%, 4/20/16 - 6/20/25 .....................................................           18,764,979           19,607,652
   GNMA II, GPM, 8.75%, 3/20/17 - 7/20/17 ................................................              429,446              447,489
   GNMA I, SF, 9.00%, 10/15/04 - 7/15/23 .................................................          117,836,808          125,787,802
   GNMA II, 9.00%, 5/20/16 - 11/20/21 ....................................................            5,811,247            6,175,995
   GNMA I, GPM, 9.25%, 5/15/16 - 1/15/17 .................................................            2,061,670            2,184,166
   GNMA I, SF, 9.50%, 5/15/09 - 2/15/23 ..................................................           64,496,791           69,707,508
   GNMA II, 9.50%, 9/20/15 - 4/20/25 .....................................................            4,259,779            4,576,046
   GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13 ..............................................            1,951,209            2,139,153
   GNMA I, SF, 10.00%, 4/15/12 - 3/15/25 .................................................           74,035,861           81,639,411
   GNMA II, 10.00%, 8/20/15 - 3/20/21 ....................................................            7,579,133            8,305,537
   GNMA I, GPM, 10.25%, 2/15/16 - 2/15/21 ................................................              530,828              579,166
   GNMA I, SF, 10.50%, 12/15/09 - 10/15/21 ...............................................           53,526,561           58,400,853
   GNMA I, SF, 15, 10.50%, 12/15/02 ......................................................               30,295               31,386
   GNMA II, 10.50%, 9/20/13 - 3/20/21 ....................................................           13,337,913           14,474,545
   GNMA I, GPM, 11.00%, 12/15/09 - 3/15/11 ...............................................            4,290,090            4,745,900
   GNMA I, SF, 11.00%, 11/15/09 - 5/15/21 ................................................           47,410,694           52,514,445
   GNMA II, 11.00%, 8/20/13 - 1/20/21 ....................................................            3,143,546            3,437,554
   GNMA I, GPM, 11.25%, 6/15/13 - 1/15/16 ................................................            1,721,822            1,909,883
   GNMA I, GPM, 11.50%, 3/15/10 - 6/15/13 ................................................              533,231              595,593
   GNMA I, SF, 11.50%, 2/15/13 - 12/15/17 ................................................           10,235,342           11,427,348
   GNMA II, 11.50%, 8/20/13 - 4/20/18 ....................................................              768,781              853,149
   GNMA II, GPM, 11.50%, 7/20/13 - 1/20/14 ...............................................              120,323              133,521
   GNMA I, GPM, 11.75%, 7/15/13 - 12/15/15 ...............................................              281,871              319,815
   GNMA I, GPM, 12.00%, 10/15/10 - 1/15/13 ...............................................              158,154              181,278
   GNMA I, SF, 12.00%, 5/15/11 - 7/15/18 .................................................           45,516,534           52,077,727
   GNMA II, 12.00%, 9/20/13 - 2/20/16 ....................................................            2,051,432            2,334,767
   GNMA I, GPM, 12.50%, 4/15/10 - 10/15/11 ...............................................              471,261              544,880
   GNMA I, SF, 12.50%, 1/15/10 - 8/15/18 .................................................           43,300,349           50,180,226
   GNMA II, 12.50%, 9/20/13 - 11/20/15 ...................................................            2,105,117            2,433,289
   GNMA I, GPM, 12.75%, 5/15/14 - 6/15/15 ................................................                8,992               10,487
   GNMA I, SF, 13.00%, 7/15/10 - 1/15/16 .................................................           41,782,510           48,729,698
   GNMA II, 13.00%, 10/20/13 - 9/20/15 ...................................................            1,456,983            1,692,557
                                                                                                                      --------------
   TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (COST $7,255,476,966) ...........                             7,380,193,073
                                                                                                                      --------------

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                                     PRINCIPAL
   U.S. GOVERNMENT SECURITIES FUND                                                                     AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT 3.2%
   Barclays Global Investments, 5.20%, 4/02/01(Maturity Value $239,833,883) (COST $239,730,000)
     Collateralized by U.S. Treasury Notes ....................................................      $239,730,000      $239,730,000
                                                                                                                     --------------
   TOTAL INVESTMENTS (COST $7,495,206,966) 101.9% .............................................                       7,619,923,073
   OTHER ASSETS, LESS LIABILITIES (1.9)% ......................................................                        (144,564,794)
                                                                                                                     --------------
   NET ASSETS 100.0% ..........................................................................                      $7,475,358,279
                                                                                                                     ==============



(a) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(b)  See Note 1(c) regarding repurchase agreement.



54                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Highlights





FRANKLIN UTILITIES FUND

                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2001                      YEAR ENDED SEPTEMBER 30,
CLASS A                                               (UNAUDITED)         2000       1999(d)        1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $10.89            $9.58       $11.36        $10.04        $9.73        $9.75
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................           .23              .43          .48           .52          .53          .54
 Net realized and unrealized gains (losses) ...           .16             1.69        (1.41)         1.58          .73          .03
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............           .39             2.12         (.93)         2.10         1.26          .57
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.22)            (.45)        (.52)         (.52)        (.52)        (.52)
 Net realized gains ...........................          (.02)            (.36)        (.33)         (.26)        (.43)        (.07)
                                                   ---------------------------------------------------------------------------------
Total distributions ...........................          (.24)            (.81)        (.85)         (.78)        (.95)        (.59)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................        $11.04           $10.89        $9.58        $11.36       $10.04        $9.73
                                                   =================================================================================


Total return(a) ...............................          3.61%           24.27%       (8.54)%       21.71%       13.72%        5.94%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $1,518,600       $1,574,897   $1,594,862    $2,054,546   $1,953,273   $2,400,561
Ratios to average net assets:
 Expenses .....................................           .80%(b)          .83%         .80%          .76%         .75%         .71%
 Net investment income ........................          4.30%(b)         4.74%        4.60%         4.73%        5.26%        5.24%
Portfolio turnover rate .......................         19.39%           19.86%       33.99%        11.77%        7.24%       17.05%


CLASS B
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......      $10.90       $9.59    $11.08
                                                ---------------------------------
Income from investment operations:
 Net investment income(c) .................         .20         .38       .31
 Net realized and unrealized gains (losses)         .17        1.70     (1.44)
                                                ---------------------------------
Total from investment operations ..........         .37        2.08     (1.13)
                                                ---------------------------------
Less distributions from:
 Net investment income ....................        (.20)       (.41)     (.36)
 Net realized gains .......................        (.02)       (.36)       --
                                                ---------------------------------
Total distributions .......................        (.22)       (.77)     (.36)
                                                ---------------------------------
Net asset value, end of period ............      $11.05      $10.90     $9.59
                                                =================================

Total return(a) ...........................        3.35%      23.79%   (10.37)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........     $12,825      $8,819    $3,142

Ratios to average net assets:

 Expenses .................................        1.30%(b)    1.34%     1.31%(b)

 Net investment income ....................        3.74%(b)    4.11%     4.12%(b)

Portfolio turnover rate ...................       19.39%      19.86%    33.99%




(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized

(c) Based on average shares outstanding effective year ended September 30, 1999.

(d) For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN UTILITIES FUND (CONT.)

                                                  SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                                  MARCH 31, 2001    ----------------------------------------------------------------
CLASS C                                            (UNAUDITED)      2000         1999         1998          1997(d)          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $10.88         $9.57         $11.35       $10.02          $9.72          $9.75
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................        .20           .38            .43          .46            .45            .46
 Net realized and unrealized gains (losses) ...        .17          1.69          (1.42)        1.60            .76            .06
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............        .37          2.07           (.99)        2.06           1.21            .52
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (.20)         (.40)          (.46)        (.47)          (.48)          (.48)
 Net realized gains ...........................       (.02)         (.36)          (.33)        (.26)          (.43)          (.07)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................       (.22)         (.76)          (.79)        (.73)          (.91)          (.55)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................     $11.03        $10.88          $9.57       $11.35         $10.02          $9.72
                                                  ==================================================================================

Total return(a) ...............................       3.35%        23.65%         (9.06)%      21.24%         13.06%          5.39%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $43,585       $37,837        $34,697      $40,628        $21,906        $19,655
Ratios to average net assets:
 Expenses .....................................       1.30%(b)      1.34%          1.31%        1.28%          1.27%          1.23%
 Net investment income ........................       3.80%(b)      4.22%          4.08%        4.19%          4.78%          4.86%
Portfolio turnover rate .......................      19.39%        19.86%         33.99%       11.77%          7.24%         17.05%

ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $10.92            $9.61             $11.39        $10.04          $9.55
                                                       -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................             .24              .44                .51           .58            .36
 Net realized and unrealized gains (losses) ...             .16             1.69              (1.42)         1.57            .53
                                                       -----------------------------------------------------------------------------
Total from investment operations ..............             .40             2.13               (.91)         2.15            .89
                                                       -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.23)            (.46)              (.54)         (.54)          (.40)
 Net realized gains ...........................            (.02)            (.36)              (.33)         (.26)            --
                                                       -----------------------------------------------------------------------------
Total distributions ...........................            (.25)            (.82)              (.87)         (.80)          (.40)
                                                       -----------------------------------------------------------------------------
Net asset value, end of period ................          $11.07           $10.92              $9.61        $11.39         $10.04
                                                       =============================================================================

Total return(a) ...............................            3.67%           24.50%             (8.48)%       22.20%          9.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............           $9,443          $9,234             $8,058       $13,651         $8,719
Ratios to average net assets:
 Expenses .....................................             .66%(b)          .69%               .66%          .63%           .62%(b)
 Net investment income ........................            4.40%(b)         4.87%              4.82%         4.93%          5.33%(b)
Portfolio turnover rate .......................           19.39%           19.86%             33.99%        11.77%          7.24%





(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized

(c) Based on average shares outstanding effective year ended September 30, 1999.

(d) For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.




56                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED)

 UTILITIES FUND                                                                                     SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 77.9%
   American Electric Power Co. Inc. ..............................................                1,400,000              $65,800,000
   AT&T Corp. ....................................................................                  500,000               10,650,000
   Atmos Energy Corp. ............................................................                  650,000               15,470,000
   CH Energy Group Inc. ..........................................................                  279,800               12,381,150
   Cinergy Corp. .................................................................                1,200,000               40,260,000
   CMS Energy Corp. ..............................................................                  811,900               24,024,121
   Dominion Resources Inc. .......................................................                1,200,000               77,364,000
   DQE Inc. ......................................................................                  350,000               10,202,500
   DTE Energy Co. ................................................................                1,100,000               43,780,000
   Duke Energy Corp. .............................................................                2,850,000              121,809,000
   Dynegy Inc. ...................................................................                  270,000               13,772,700
   Edison International ..........................................................                  515,800                6,519,712
   Entergy Corp. .................................................................                1,550,000               58,900,000
   Exelon Corp. ..................................................................                2,319,825              152,180,520
   FPL Group Inc. ................................................................                1,515,000               92,869,500
   GPU Inc. ......................................................................                  500,000               16,245,000
   Hawaiian Electric Industries Inc. .............................................                  500,000               18,475,000
   Kansas City Power & Light Co. .................................................                  600,000               14,760,000
   Montana Power Co. .............................................................                  400,000                5,640,000
(a)NewPower Holdings Inc. ........................................................                  400,100                2,600,650
   NiSource Inc. .................................................................                1,200,000               37,344,000
   Northwestern Corp. ............................................................                  425,700               10,429,650
   NSTAR .........................................................................                  700,000               26,810,000
   Peoples Energy Corp. ..........................................................                  300,000               11,661,000
   PG&E Corp. ....................................................................                  600,000                7,470,000
   Pinnacle West Capital Corp. ...................................................                  500,000               22,935,000
   PPL Corp. .....................................................................                  175,000                7,693,000
   Public Service Enterprise Group Inc. ..........................................                  400,000               17,264,000
   Puget Energy Inc. .............................................................                  750,000               17,160,000
   Reliant Energy Inc. ...........................................................                1,000,000               45,250,000
   Scottish & Southern Energy PLC (United Kingdom) ...............................                  940,000                8,071,537
   Sierra Pacific Resources ......................................................                1,504,000               22,259,200
   Southern Co. ..................................................................                1,500,000               52,635,000
   Sprint Corp. (FON Group) ......................................................                  500,000               10,995,000
   TECO Energy Inc. ..............................................................                  600,000               17,976,000
   TXU Corp. .....................................................................                  800,000               33,056,000
   Utilicorp United Inc. .........................................................                  200,000                6,472,000
   Vectren Corp. .................................................................                  600,000               12,840,000
   Wisconsin Energy Corp. ........................................................                  250,000                5,395,000
   Xcel Energy Inc. ..............................................................                1,900,000               57,209,000
                                                                                                                       -------------
   TOTAL COMMON STOCKS (COST $920,801,051) .......................................                                     1,234,629,240
                                                                                                                       -------------

   CONVERTIBLE PREFERRED STOCKS 9.8%
   AES Trust VII, 6.00%, cvt. pfd., 144A .........................................                  123,000                7,779,750
   CMS Energy Trust I, 7.75%, cvt. pfd ...........................................                  705,000               29,962,500
   Dominion Resources Inc., 9.50%, cvt. pfd ......................................                  142,000                8,842,340
   Kinder Morgan Inc., 8.25%, cvt. pfd ...........................................                  250,000               17,350,000
   NiSource Inc., 7.75%, cvt. pfd ................................................                  300,000               16,305,000
(a)NRG Energy Inc., 6.50%, cvt. pfd ..............................................                  224,000                7,350,000
   TXU Corp., 9.25%, cvt. pfd ....................................................                  647,600               30,242,920
   Utilicorp United Inc., 9.75%, cvt. pfd ........................................                1,100,000               37,455,000
                                                                                                                       -------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $141,674,993) ........................                                       155,287,510
                                                                                                                       -------------

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                                        PRINCIPAL
 UTILITIES FUND                                                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS 10.3%
   Arizona Public Service Co., 9.00%, 12/15/21 .....................................................    $14,500,000      $15,378,628
   CalEnergy Co. Inc., senior note, 8.48%, 9/15/28 .................................................     25,000,000       27,125,081
   CMS Energy Corp., 9.875%, 10/15/07 ..............................................................      8,500,000        9,052,500
   Commonwealth Edison Co., 8.50%, 7/15/22 .........................................................      5,000,000        5,260,150
   Commonwealth Edison Co., 8.375%, 9/15/22 ........................................................     10,000,000       10,169,368
   Duquesne Light Co., 8.375%, 5/15/24 .............................................................      5,000,000        5,238,390
   Midland Funding Corp. I, C-94, 10.33%, 7/23/02 ..................................................      4,510,023        4,688,002
   Niagara Mohawk Power Corp., 8.75%, 4/01/22 ......................................................      5,000,000        5,292,565
   Niagara Mohawk Power Corp., senior disc. note, H, zero cpn. to 7/01/03, 8.50% thereafter, 7/01/10      6,000,000        5,187,804
   Niagara Mohawk Power Corp., senior note, D, 7.25%, 10/01/02 .....................................      3,024,391        3,089,997
   NiSource Finance Corp., 144A, 7.50%, 11/15/03 ...................................................     15,000,000       15,639,465
   Ohio Edison Co., 8.75%, 6/15/22 .................................................................      8,000,000        8,283,520
   PP&L Capital Funding, 8.375%, 6/15/07 ...........................................................     15,000,000       15,997,885
   TXU Corp., 8.75%, 11/01/23 ......................................................................     10,000,000       10,759,810
   TXU Corp., 8.50%, 8/01/24 .......................................................................     10,000,000       10,511,650
   Utilicorp United Inc., 7.95%, 2/01/11 ...........................................................      6,000,000        6,166,710
   Utilicorp United Inc., senior note, 8.27%, 11/15/21 .............................................      6,100,000        6,044,270
                                                                                                                      --------------
   TOTAL BONDS (COST $155,582,251) .................................................................                     163,885,795
                                                                                                                      --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,218,058,295) ...............................................                   1,553,802,545
                                                                                                                      --------------

(b)REPURCHASE AGREEMENT 1.7%
   Joint Repurchase Agreement, 5.255%, 4/02/01 (Maturity Value $26,606,601) (COST $26,594,954) .....     26,594,954       26,594,954
    ABN Amro Inc. (Maturity Value $2,668,908)
    Banc of America Securities LLC (Maturity Value $488,941)
    Barclays Global Investments (Maturity Value $2,668,908)
    Bear, Stearns & Co. Inc. (Maturity Value $1,525,268)
    BMO Nesbitt Burns (Maturity Value $2,668,908)
    Chase Securities Inc. (Maturity Value $2,668,908)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $572,220)
    Lehman Brothers Inc. (Maturity Value $2,668,908)
    Morgan Stanley & Co. Inc. (Maturity Value $2,668,908)
    Paribas Corp. (Maturity Value $2,668,908)
    SG Cowen Securities Corp. (Maturity Value $2,668,908)
    UBS PaineWebber (Maturity Value $2,668,908)
    Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

   TOTAL INVESTMENTS (COST $1,244,653,249) 99.7% ...................................................                   1,580,397,499
                                                                                                                      --------------
   OTHER ASSETS, LESS LIABILITIES .3% ..............................................................                       4,054,729
         NET ASSETS 100.0% ...............................................................................            $1,584,452,228
                                                                                                                      ==============



(a)  Non-income producing

(b)  See Note 1(c) regarding joint repurchase agreement.



58                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2001 (UNAUDITED)


                                                                                                  U.S. GOVERNMENT
                                               DYNATECH FUND     GROWTH FUND      INCOME FUND     SECURITIES FUND     UTILITIES FUND
                                                ------------------------------------------------------------------------------------
Assets:
 Investments in securities:
   Cost ...................................     $302,235,643    $1,140,583,438   $6,139,880,140    $7,255,476,966     $1,218,058,295
                                                ====================================================================================
   Value ..................................      356,505,269     2,082,266,636    6,132,036,315     7,380,193,073      1,553,802,545
 Repurchase agreements, at value and cost .      337,683,301       253,010,806    1,057,981,714       239,730,000         26,594,954
 Cash .....................................             --                --               --               1,781               --
 Receivables:
   Investment securities sold .............          347,138              --          5,536,856              --                 --
   Capital shares sold ....................        1,090,484         2,642,424       17,319,110        17,769,854          1,459,931
   Dividends and interest .................          139,335         1,593,281      108,360,302        42,541,165          6,113,889
                                                ------------------------------------------------------------------------------------
   Total assets ...........................      695,765,527     2,339,513,147    7,321,234,297     7,680,235,873      1,587,971,319
                                                ------------------------------------------------------------------------------------

Liabilities:
 Payables:
   Investment securities purchased ........             --                --         28,160,359       186,190,976               --
   Capital shares redeemed ................          779,306         2,594,053        9,860,569        10,205,424          1,596,366
   Affiliates .............................          819,168         2,638,678        5,891,141         4,919,701          1,152,795
   Shareholders ...........................          111,661           365,432        1,446,142         1,959,398            445,900
   Unaffiliated transfer agent fees .......          161,499           713,497        1,442,129         1,301,705            289,948
 Other liabilities ........................           63,911            69,516          364,912           300,390             34,082
                                                ------------------------------------------------------------------------------------
     Total liabilities ....................        1,935,545         6,381,176       47,165,252       204,877,594          3,519,091
                                                ------------------------------------------------------------------------------------
      Net assets, at value ................     $693,829,982    $2,333,131,971   $7,274,069,045    $7,475,358,279     $1,584,452,228
                                                ====================================================================================

Net assets consist of:
 Undistributed net investment income ......       $3,521,444        $3,331,112      $30,892,692        $1,482,126         $1,389,895
 Net unrealized appreciation (depreciation)       54,269,626       941,683,198       (7,882,295)      124,716,107        335,744,250
 Accumulated net realized gain (loss) .....       (5,593,599)        1,770,158      182,899,393      (336,502,488)        56,960,176
 Capital shares ...........................      641,632,511     1,386,347,503    7,068,159,255     7,685,662,534      1,190,357,907
                                                ------------------------------------------------------------------------------------
 Net assets, at value .....................     $693,829,982    $2,333,131,971   $7,274,069,045    $7,475,358,279     $1,584,452,228
                                                ====================================================================================




                       See notes to financial statements.                     59

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)

MARCH 31, 2001 (UNAUDITED)

                                                                                                    U.S. GOVERNMENT
                                                    DYNATECH FUND    GROWTH FUND     INCOME FUND    SECURITIES FUND   UTILITIES FUND
                                                    --------------------------------------------------------------------------------
CLASS A:
 Net assets, at value ............................  $597,795,422   $1,898,806,006   $6,083,951,531   $6,986,675,615   $1,518,599,521
                                                    ================================================================================
 Shares outstanding ..............................    28,871,502       60,495,084    2,621,923,903    1,023,989,539      137,574,762
                                                    ================================================================================
 Net asset value per share* ......................        $20.71           $31.39            $2.32            $6.82           $11.04
                                                    ================================================================================
 Maximum offering price per share
 (net asset value per share / 94.25%, 94.25%,
  95.75%, 95.75%, and 95.75%, respectively) ......        $21.97           $33.31            $2.42            $7.12           $11.53
                                                    ================================================================================

CLASS B:
 Net assets, at value ............................    $5,357,176      $53,027,986     $224,644,958     $122,147,196      $12,824,838
                                                    ================================================================================
 Shares outstanding ..............................       260,476        1,704,020       96,789,875       17,919,963        1,160,903
                                                    ================================================================================
 Net asset value and maximum offering price
 per share* ......................................        $20.57           $31.12            $2.32            $6.82           $11.05
                                                    ================================================================================

CLASS C:
 Net assets, at value ............................   $90,677,384     $345,180,595     $942,730,832     $315,650,570      $43,584,557
                                                    ================================================================================
 Shares outstanding ..............................     4,463,279       11,185,130      404,609,699       46,429,323        3,951,589
                                                    ================================================================================
 Net asset value per share* ......................        $20.32           $30.86            $2.33            $6.80           $11.03
                                                    ================================================================================
 Maximum offering price per share (net asset value
 per share / 99%) ................................        $20.53           $31.17            $2.35            $6.87           $11.14
                                                    ================================================================================

ADVISOR CLASS:
 Net assets, at value ............................          --        $36,117,384      $22,741,724      $50,884,898       $9,443,312
                                                    ================================================================================
 Shares outstanding ..............................          --          1,149,842        9,830,150        7,449,903          852,992
                                                    ================================================================================
 Net asset value and maximum offering price
 per share .......................................          --             $31.41            $2.31            $6.83           $11.07
                                                    ================================================================================





* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



60                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)


                                                                                                    U.S. GOVERNMENT
                                                     DYNATECH FUND    GROWTH FUND     INCOME FUND    SECURITIES FUND  UTILITIES FUND
                                                     -------------------------------------------------------------------------------
Investment income:(+)
 Dividends .....................................        $537,642      $12,774,039      $98,135,184    $        --       $33,456,303
 Interest ......................................      12,661,301        9,804,775      210,248,843      255,836,674       6,740,218
                                                     -------------------------------------------------------------------------------
   Total investment income .....................      13,198,943       22,578,814      308,384,027      255,836,674      40,196,521
                                                     -------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ......................       1,936,444        5,865,892       16,233,129       16,686,772       3,738,673
 Distribution fees (Note 3)
  Class A ......................................         883,321        2,589,633        4,494,515        3,750,694       1,024,486
  Class B ......................................          27,522          226,139          554,046          306,329          35,065
  Class C ......................................         547,068        1,850,190        2,872,545          909,359         126,104
 Transfer agent fees (Note 3) ..................         737,293        2,362,382        4,342,304        4,015,123       1,311,897
 Custodian fees ................................           4,405           11,285          190,197           35,605           5,822
 Reports to shareholders .......................          66,780          202,578          443,681          395,851         116,952
 Registration and filing fees ..................          53,574           44,512           69,152           70,278          26,524
 Professional fees .............................          20,678           30,103           79,118           71,146          13,649
 Directors' fees and expenses ..................           3,557            9,372           27,070           19,147           6,174
 Other .........................................           4,911           14,020           47,670          100,319           7,321
                                                     -------------------------------------------------------------------------------
   Total expenses ..............................       4,285,553       13,206,106       29,353,427       26,360,623       6,412,667
                                                     -------------------------------------------------------------------------------
   Net investment income .......................       8,913,390        9,372,708      279,030,600      229,476,051      33,783,854
                                                     -------------------------------------------------------------------------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from:
Investments ....................................      (3,865,516)       1,774,876      227,740,565           92,816      58,898,566
Foreign currency transactions ..................            --               --        (28,476,461)            --           (24,106)
                                                     -------------------------------------------------------------------------------
    Net realized gain (loss) ...................      (3,865,516)       1,774,876      199,264,104           92,816      58,874,460
 Net unrealized appreciation (depreciation) on:
Investments ....................................    (249,990,049)    (268,125,030)    (199,274,493)     215,524,461     (40,081,248)
Translation of assets and liabilities
 denominated in foreign currencies .............            --               --              8,238             --              --
                                                     -------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) ..    (249,990,049)    (268,125,030)    (199,266,255)     215,524,461     (40,081,248)
                                                     -------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ........    (253,855,565)    (266,350,154)          (2,151)     215,617,277      18,793,212
                                                     -------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations .....................   $(244,942,175)   $(256,977,446)    $279,028,449     $445,093,328     $52,577,066
                                                    ================================================================================


(+)  Net of foreign taxes and fees of $12,445, $69,584, $322,312, and $13,792 for the DynaTech Fund, the Growth Fund, the Income Fund, and the Utilities Fund, respectively.




                       See notes to financial statements.                     61

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2000


                                                                    DYNATECH FUND                           GROWTH FUND
                                                           -------------------------------------------------------------------------
                                                             SIX MONTHS           YEAR               SIX MONTHS          YEAR
                                                               ENDED              ENDED                 ENDED            ENDED
                                                           MARCH 31, 2001   SEPTEMBER 30, 2000    MARCH 31, 2001  SEPTEMBER 30, 2000
                                                           -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..................................     $8,913,390        $15,983,363         $9,372,708        $30,051,696
Net realized gain (loss) from investments ..............     (3,865,516)          (733,762)         1,774,876        119,903,279
Net unrealized appreciation (depreciation)
 on investments ........................................   (249,990,049)       133,523,955       (268,125,030)       172,291,947
                                                           -------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .......................................   (244,942,175)       148,773,556       (256,977,446)       322,246,922
 Distributions to shareholders from:
Net investment income:
 Class A ...............................................    (16,398,091)        (8,349,156)       (23,222,286)       (28,512,907)
 Class B ...............................................       (110,453)              --             (227,170)          (210,834)
 Class C ...............................................     (1,709,776)          (830,976)        (1,390,391)        (2,415,955)
 Advisor Class .........................................           --                 --             (526,215)          (604,017)
Net realized gains:
 Class A ...............................................           --                 --          (96,439,554)       (16,550,559)
 Class B ...............................................           --                 --           (1,896,253)          (157,901)
 Class C ...............................................           --                 --          (17,261,865)        (2,910,619)
 Advisor Class .........................................           --                 --           (1,773,263)          (298,276)
                                                           -------------------------------------------------------------------------
 Total distributions to shareholders ...................    (18,218,320)        (9,180,132)      (142,736,997)       (51,661,068)
 Capital share transactions: (Note 2)
 Class A ...............................................     15,287,449        187,792,579         76,755,174       (195,753,441)
 Class B ...............................................      2,395,035          4,944,371         22,542,852         18,668,292
 Class C ...............................................       (894,105)        34,511,263         28,498,415        (25,938,267)
 Advisor Class .........................................           --                 --            2,844,265            (44,553)
                                                           -------------------------------------------------------------------------
 Total capital share transactions ......................     16,788,379        227,248,213        130,640,706       (203,067,969)
Net increase (decrease) in net assets ..................   (246,372,116)       366,841,637       (269,073,737)        67,517,885
Net assets:
 Beginning of period ...................................    940,202,098        573,360,461      2,602,205,708      2,534,687,823
                                                           -------------------------------------------------------------------------
 End of period .........................................   $693,829,982       $940,202,098     $2,333,131,971     $2,602,205,708
                                                           =========================================================================
Undistributed net investment income
  included in net assets:
 End of period .........................................     $3,521,444        $12,826,374         $3,331,112        $19,324,466
                                                           =========================================================================


62                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2000


                                                                    INCOME FUND                   U.S. GOVERNMENT SECURITIES FUND
                                                         ---------------------------------------------------------------------------
                                                           SIX MONTHS            YEAR              SIX MONTHS          YEAR
                                                             ENDED               ENDED                ENDED            ENDED
                                                         MARCH 31, 2001     SEPTEMBER 30, 2000   MARCH 31, 2001   SEPTEMBER 30, 2000
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..............................       $279,030,600        $563,535,281        $229,476,051        $500,215,264
Net realized gain (loss) from investments
 and foreign currency transactions .................        199,264,104          94,456,882              92,816         (46,648,877)
Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies .....       (199,266,255)        276,786,298         215,524,461          33,038,640
                                                         ---------------------------------------------------------------------------
Net increase in net assets resulting from
  operations .......................................        279,028,449         934,778,461         445,093,328         486,605,027
 Distributions to shareholders from:
Net investment income:
 Class A ...........................................       (233,514,946)       (503,166,522)       (224,688,372)       (472,305,401)
 Class B ...........................................         (6,031,940)         (7,977,573)         (2,757,684)         (3,891,343)
 Class C ...........................................        (32,053,042)        (67,802,844)         (8,386,424)        (16,763,516)
 Advisor Class .....................................           (856,263)         (1,709,361)         (1,606,455)         (1,920,966)
Net realized gains:
 Class A ...........................................        (72,169,458)        (41,553,598)               --                  --
 Class B ...........................................         (1,872,698)           (596,476)               --                  --
 Class C ...........................................        (10,484,818)         (6,094,361)               --                  --
 Advisor Class .....................................           (255,737)           (120,550)               --                  --
                                                         ---------------------------------------------------------------------------
 Total distributions to shareholders ...............       (357,238,902)       (629,021,285)       (237,438,935)       (494,881,226)
 Capital share transactions: (Note 2)
 Class A ...........................................         67,762,287        (955,278,353)        (61,375,549)     (1,034,726,750)
 Class B ...........................................         85,545,604          50,336,038          39,317,533          28,245,837
 Class C ...........................................         79,502,594        (160,667,883)         43,307,518         (44,019,848)
 Advisor Class .....................................          1,741,741          (3,584,074)          2,726,012          30,660,897
                                                         ---------------------------------------------------------------------------
 Total capital share transactions ..................        234,552,226      (1,069,194,272)         23,975,514      (1,019,839,864)
Net increase (decrease) in net assets ..............        156,341,773        (763,437,096)        231,629,907      (1,028,116,063)
Net assets:
 Beginning of period ...............................      7,117,727,272       7,881,164,368       7,243,728,372       8,271,844,435
                                                         ---------------------------------------------------------------------------
 End of period .....................................     $7,274,069,045      $7,117,727,272      $7,475,358,279      $7,243,728,372
                                                         ===========================================================================
Undistributed net investment income
 included in net assets:
 End of period .....................................        $30,892,692         $24,318,283          $1,482,126          $9,445,010
                                                         ===========================================================================




                       See notes to financial statements.                     63

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2000


                                                                                                          UTILITIES FUND
                                                                                             --------------------------------------
                                                                                              SIX MONTHS                YEAR
                                                                                                ENDED                   ENDED
                                                                                             MARCH 31, 2001       SEPTEMBER 30, 2000
                                                                                             --------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..............................................................            $33,783,854             $69,147,749
Net realized gain from investments and foreign currency transactions ...............             58,874,460                 523,921
Net unrealized appreciation (depreciation) on investments ..........................            (40,081,248)            244,066,549
                                                                                             --------------------------------------
Net increase in net assets resulting from operations ...............................             52,577,066             313,738,219
 Distributions to shareholders from:
Net investment income:
 Class A ...........................................................................            (31,279,021)            (68,401,514)
 Class B ...........................................................................               (204,320)               (216,223)
 Class C ...........................................................................               (717,453)             (1,336,111)
 Advisor Class .....................................................................               (197,687)               (389,847)
Net realized gains:
 Class A ...........................................................................             (2,331,826)            (58,704,235)
 Class B ...........................................................................                (15,931)               (135,732)
 Class C ...........................................................................                (57,543)             (1,227,161)
 Advisor Class .....................................................................                (14,100)               (304,748)
                                                                                             --------------------------------------
 Total distributions to shareholders ...............................................            (34,817,881)           (130,715,571)
 Capital share transactions: (Note 2)
 Class A ...........................................................................            (73,795,512)           (196,391,383)
 Class B ...........................................................................              3,908,021               4,524,298
 Class C ...........................................................................              5,170,798              (1,190,622)
 Advisor Class .....................................................................                621,925                  63,656
                                                                                             --------------------------------------
 Total capital share transactions ..................................................            (64,094,768)           (192,994,051)
Net decrease in net assets .........................................................            (46,335,583)             (9,971,403)
Net assets:
 Beginning of period ...............................................................          1,630,787,811           1,640,759,214
                                                                                             --------------------------------------
 End of period .....................................................................         $1,584,452,228          $1,630,787,811
                                                                                             ======================================
Undistributed net investment income included in net assets:
 End of period .....................................................................             $1,389,895                  $4,522
                                                                                             ======================================



64                     See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

Notes to Financial Statements (unaudited)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of five series (the Funds). The Funds and their investment objectives are:


   CAPITAL GROWTH        GROWTH AND INCOME       CURRENT INCOME
   ------------------------------------------------------------
   DynaTech Fund         Income Fund             U.S. Government Securities Fund
   Growth Fund           Utilities Fund


The following summarizes the Funds' significant accounting policies.


a.   SECURITY VALUATION


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.


b.   FOREIGN CURRENCY TRANSLATION


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c.   COMBINED JOINT AND REGULAR REPURCHASE AGREEMENTS


Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 2001, all repurchase agreements held by the Funds had been entered into on March 30, 2001.


d.   INCOME TAXES


No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


e.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN CUSTODIAN FUNDS, INC.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


e.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
     (CONT.)


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


f.   ACCOUNTING ESTIMATES


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


g.   AUDIT GUIDE


In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to record all paydown gains and losses to investment income and amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Funds. The Funds estimate that the initial adjustment required upon adoption of premium and discount amortization will increase (decrease) the recorded cost of their investments as listed below:


                                              ESTIMATED COST
                                            INCREASE (DECREASE)
        -------------------------------------------------------
        Income Fund                             $496,549

        Utilities Fund                           (42,796)


As permitted, the Guide has been implemented early by the U.S. Government Securities Fund for the fiscal year ended September 30, 2001. Prior to October 1, 2000, paydown gains and losses were included in realized gains and losses. The fund recorded $(3,464,481) as an adjustment to interest income for paydown losses during the period ended March 31, 2001.


2.   CAPITAL STOCK


The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


        CLASS A, CLASS B & CLASS C     CLASS A, CLASS B, CLASS C & ADVISOR CLASS
        ------------------------------------------------------------------------
        DynaTech Fund                  Growth Fund
                                       Income Fund
                                       U.S. Government Securities Fund
                                       Utilities Fund


At March 31, 2001, there were 23 billion shares authorized ($.01 par value), allocated to the Funds as follows (in millions):


                                                                                                 U.S. GOVERNMENT
                                               DYNATECH FUND    GROWTH FUND       INCOME FUND    SECURITIES FUND      UTILITIES FUND
                                               -------------------------------------------------------------------------------------
Class A ..................................          250               250             4,600             2,500               400
Class B ..................................          500               750             1,000             1,000               750
Class C ..................................          250               250             3,600             2,500               400
Advisor Class ............................           --             1,000             1,000             1,000             1,000

FRANKLIN CUSTODIAN FUNDS, INC.

2. CAPITAL STOCK (CONT.)


Transactions in the Funds' shares were as follows:


                                                                   DYNATECH FUND                         GROWTH FUND
                                                           ------------------------------------------------------------------------
                                                            SHARES             AMOUNT                SHARES              AMOUNT
                                                           ------------------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2001
 Shares sold .......................................       3,353,321          $82,522,342            4,037,123         $141,040,447
 Shares issued in reinvestment of distributions ....         529,077           12,909,487            3,188,106          109,479,584
 Shares redeemed ...................................      (3,300,687)         (80,144,380)          (4,974,846)        (173,764,857)
                                                           ------------------------------------------------------------------------
 Net increase ......................................         581,711          $15,287,449            2,250,383          $76,755,174
                                                           ========================================================================
Year ended September 30, 2000
 Shares sold .......................................      16,328,800         $466,816,087           16,680,057         $598,656,309
 Shares issued in reinvestment of distributions ....         268,770            6,756,864            1,230,966           41,077,067
 Shares redeemed ...................................      (9,917,479)        (285,780,372)         (23,497,248)        (835,486,817)
                                                           ------------------------------------------------------------------------
 Net increase (decrease) ...........................       6,680,091         $187,792,579           (5,586,225)       $(195,753,441)
                                                           ========================================================================
CLASS B SHARES:
Six months ended March 31, 2001
 Shares sold .......................................         112,842           $2,838,718              720,743          $24,814,692
 Shares issued in reinvestment of distributions ....           4,267              103,651               57,986            1,979,069
 Shares redeemed ...................................         (23,527)            (547,334)            (124,353)          (4,250,909)
                                                           ------------------------------------------------------------------------
 Net increase ......................................          93,582           $2,395,035              654,376          $22,542,852
                                                           ========================================================================
Year ended September 30, 2000(a)
 Shares sold .......................................         171,803           $5,087,263              655,046          $23,196,555
 Shares issued in reinvestment of distributions ....            --                   --                 10,297              342,163
 Shares redeemed ...................................          (4,909)            (142,892)            (138,646)          (4,870,426)
                                                           ------------------------------------------------------------------------
 Net increase ......................................         166,894           $4,944,371              526,697          $18,668,292
                                                           ========================================================================
CLASS C SHARES:
Six months ended March 31, 2001
 Shares sold .......................................         516,826          $12,704,726            1,310,518          $44,749,278
 Shares issued in reinvestment of distributions ....          64,960            1,559,028              512,820           17,358,967
 Shares redeemed ...................................        (637,654)         (15,157,859)            (986,421)         (33,609,830)
                                                           ------------------------------------------------------------------------
 Net increase (decrease) ...........................         (55,868)           $(894,105)             836,917          $28,498,415
                                                           ========================================================================
Year ended September 30, 2000
 Shares sold .......................................       2,071,333          $57,180,184            2,803,395          $97,487,263
 Shares issued in reinvestment of distributions ....          30,582              755,982              149,266            4,913,835
 Shares redeemed ...................................        (846,374)         (23,424,903)          (3,721,739)        (128,339,365)
                                                           ------------------------------------------------------------------------
 Net increase (decrease) ...........................       1,255,541          $34,511,263             (769,078)        $(25,938,267)
                                                           ========================================================================

ADVISOR CLASS SHARES:
Six months ended March 31, 2001
 Shares sold .............................................                                              70,176           $2,426,744
 Shares issued in reinvestment of distributions ..........                                              66,254            2,275,178
 Shares redeemed .........................................                                             (52,920)          (1,857,657)
                                                                                                      -----------------------------
 Net increase ............................................                                              83,510           $2,844,265
                                                                                                      =============================
Year ended September 30, 2000
 Shares sold .............................................                                             232,850           $8,178,631
 Shares issued in reinvestment of distributions ..........                                              26,712              891,373
 Shares redeemed .........................................                                            (259,069)          (9,114,557)
                                                                                                      -----------------------------
 Net increase (decrease) .................................                                                 493             $(44,553)
                                                                                                      =============================

(a) For the period February 1, 2000 (effective date) to September 30, 2000 for the DynaTech Fund.

FRANKLIN CUSTODIAN FUNDS, INC.

2. CAPITAL STOCK (CONT.)


                                                                                                           U.S. GOVERNMENT
                                                                        INCOME FUND                        SECURITIES FUND
                                                              ---------------------------------------------------------------------
                                                                 SHARES            AMOUNT              SHARES            AMOUNT
                                                              ---------------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2001
 Shares sold ...........................................       136,278,916       $315,880,694        102,398,691       $690,381,206
 Shares issued in reinvestment of distributions ........        80,255,045        183,477,460         17,700,679        118,574,707
 Shares redeemed .......................................      (186,620,483)      (431,595,867)      (129,302,176)      (870,331,462)
                                                              ---------------------------------------------------------------------
 Net increase (decrease) ...............................        29,913,478        $67,762,287         (9,202,806)      $(61,375,549)
                                                              ======================================================================
Year ended September 30, 2000
 Shares sold ...........................................       284,298,630       $621,458,969        139,242,027       $908,315,568
 Shares issued in reinvestment of distributions ........       144,362,346        313,113,142         37,929,073        246,981,215
 Shares redeemed .......................................      (869,037,429)    (1,889,850,464)      (336,014,986)    (2,190,023,533)
                                                              ---------------------------------------------------------------------
 Net decrease ..........................................      (440,376,453)     $(955,278,353)      (158,843,886)   $(1,034,726,750)
                                                              ======================================================================
CLASS B SHARES:
Six months ended March 31, 2001
 Shares sold ...........................................        38,254,383        $88,844,625          6,507,705        $43,962,330
 Shares issued in reinvestment of distributions ........         1,912,121          4,371,249            271,753          1,820,812
 Shares redeemed .......................................        (3,318,073)        (7,670,270)          (959,559)        (6,465,609)
                                                              ---------------------------------------------------------------------
 Net increase ..........................................        36,848,431        $85,545,604          5,819,899        $39,317,533
                                                              ======================================================================
Year ended September 30, 2000
 Shares sold ...........................................        29,020,696        $63,893,779          6,320,412        $41,220,582
 Shares issued in reinvestment of distributions ........         2,023,987          4,400,365            393,898          2,562,247
 Shares redeemed .......................................        (8,250,500)       (17,958,106)        (2,385,215)       (15,536,992)
                                                              ---------------------------------------------------------------------
 Net increase ..........................................        22,794,183        $50,336,038          4,329,095        $28,245,837
                                                              ======================================================================
CLASS C SHARES:
Six months ended March 31, 2001
 Shares sold ...........................................        56,349,088       $131,203,354         11,315,426        $76,196,406
 Shares issued in reinvestment of distributions ........        11,674,478         26,790,988            836,812          5,590,682
 Shares redeemed .......................................       (33,814,000)       (78,491,748)        (5,730,500)       (38,479,570)
                                                              ---------------------------------------------------------------------
 Net increase ..........................................        34,209,566        $79,502,594          6,421,738        $43,307,518
                                                              ======================================================================
Year ended September 30, 2000
 Shares sold ...........................................        63,630,861       $140,107,315         14,031,977        $91,216,855
 Shares issued in reinvestment of distributions ........        20,633,423         44,946,169          1,710,397         11,104,406
 Shares redeemed .......................................      (158,669,112)      (345,721,367)       (22,528,303)      (146,341,109)
                                                              ---------------------------------------------------------------------
 Net decrease ..........................................       (74,404,828)     $(160,667,883)        (6,785,929)      $(44,019,848)
                                                              ======================================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 2001
 Shares sold ...........................................         1,260,352         $2,898,610            442,074         $2,998,781
 Shares issued in reinvestment of distributions ........           399,393            911,486            219,649          1,472,583
 Shares redeemed .......................................          (896,112)        (2,068,355)          (257,316)        (1,745,352)
                                                              ---------------------------------------------------------------------
 Net increase ..........................................           763,633         $1,741,741            404,407         $2,726,012
                                                              ======================================================================
Year ended September 30, 2000
 Shares sold ...........................................         6,700,901        $14,620,742          5,443,412        $35,502,355
 Shares issued in reinvestment of distributions ........           677,240          1,469,077            250,207          1,630,500
 Shares redeemed .......................................        (9,022,657)       (19,673,893)          (993,644)        (6,471,958)
                                                              ---------------------------------------------------------------------
 Net increase (decrease) ...............................        (1,644,516)       $(3,584,074)         4,699,975        $30,660,897
                                                              ======================================================================

FRANKLIN CUSTODIAN FUNDS, INC.

2. CAPITAL STOCK (CONT.)


                                                                                                       UTILITIES FUND
                                                                                            ---------------------------------------
                                                                                               SHARES                   AMOUNT
                                                                                            ---------------------------------------
CLASS A SHARES:
Six months ended March 31, 2001
 Shares sold ...............................................................                  7,998,809                 $86,844,962
 Shares issued in reinvestment of distributions ............................                  2,284,516                  25,105,978
 Shares redeemed ...........................................................                (17,382,610)               (185,746,452)
                                                                                            ---------------------------------------
 Net decrease ..............................................................                 (7,099,285)               $(73,795,512)
                                                                                            ========================================
Year ended September 30, 2000
 Shares sold ...............................................................                 16,722,387                $155,617,263
 Shares issued in reinvestment of distributions ............................                 11,207,288                  98,870,199
 Shares redeemed ...........................................................                (49,678,573)               (450,878,845)
                                                                                            ---------------------------------------
 Net decrease ..............................................................                (21,748,898)              $(196,391,383)
                                                                                            ========================================

CLASS B SHARES:
Six months ended March 31, 2001
 Shares sold ...............................................................                    597,444                  $6,461,714
 Shares issued in reinvestment of distributions ............................                     15,201                     167,163
 Shares redeemed ...........................................................                   (261,183)                 (2,720,856)
                                                                                            ---------------------------------------
 Net increase ..............................................................                    351,462                  $3,908,021
                                                                                            ========================================
Year ended September 30, 2000
 Shares sold ...............................................................                    581,073                  $5,442,177
 Shares issued in reinvestment of distributions ............................                     30,206                     269,720
 Shares redeemed ...........................................................                   (129,287)                 (1,187,599)
                                                                                            ---------------------------------------
 Net increase ..............................................................                    481,992                  $4,524,298
                                                                                            ========================================
CLASS C SHARES:
Six months ended March 31, 2001
 Shares sold ...............................................................                  1,034,125                 $11,163,927
 Shares issued in reinvestment of distributions ............................                     49,780                     546,404
 Shares redeemed ...........................................................                   (610,937)                 (6,539,533)
                                                                                            ---------------------------------------
 Net increase ..............................................................                    472,968                  $5,170,798
                                                                                            ========================================
Year ended September 30, 2000
 Shares sold ...............................................................                  1,450,140                 $13,414,286
 Shares issued in reinvestment of distributions ............................                    224,597                   1,980,804
 Shares redeemed ...........................................................                 (1,820,334)                (16,585,712)
                                                                                            ---------------------------------------
 Net decrease ..............................................................                   (145,597)                $(1,190,622)
                                                                                            ========================================
ADVISOR CLASS SHARES:
Six months ended March 31, 2001
 Shares sold ...............................................................                    456,678                  $5,294,297
 Shares issued in reinvestment of distributions ............................                     16,364                     180,306
 Shares redeemed ...........................................................                   (466,055)                 (4,852,678)
                                                                                            ---------------------------------------
 Net increase ..............................................................                      6,987                    $621,925
                                                                                            ========================================
Year ended September 30, 2000
 Shares sold ...............................................................                     41,840                    $387,858
 Shares issued in reinvestment of distributions ............................                     65,508                     581,268
 Shares redeemed ...........................................................                   (100,063)                   (905,470)
                                                                                            ---------------------------------------
 Net increase ..............................................................                      7,285                     $63,656
                                                                                            ========================================

FRANKLIN CUSTODIAN FUNDS, INC.

3.   TRANSACTIONS WITH AFFILIATES


Certain officers and directors of the Funds are also officers or directors of the following entities:


ENTITY                                                                   AFFILIATION
------------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                      Investment manager (all Funds except the Growth Fund)
Franklin Investment Advisory Services, Inc. (Investment Advisory)       Investment manager (the Growth Fund)
Franklin/Templeton Distributors, Inc. (Distributors)                    Principal underwriter
Franklin Templeton Services, LLC (FT Services)                          Administrative manager
Franklin/Templeton Investor Services, LLC (Investor Services)           Transfer agent


The Funds, except the Growth Fund, pay an investment management fee to Advisers, and the Growth Fund pays an investment management fee to Investment Advisory, based on the net assets of the Funds as follows:


   ANNUALIZED FEE RATE       MONTH-END NET ASSETS
   ----------------------------------------------
            .625%            First $100 million
            .500%            Over $100 million, up to and including $250 million
            .450%            Over $250 million, up to and including $10 billion


Fees are further reduced on net assets over $10 billion.


Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.


The Funds reimburse Distributors up to the stated percentages per year of their daily average net assets for costs incurred in marketing the Funds' shares as follows:


                                                                                                  U.S. GOVERNMENT
                                             DYNATECH FUND       GROWTH FUND        INCOME FUND    SECURITIES FUND    UTILITIES FUND
                                             ---------------------------------------------------------------------------------------
Class A .............................             .25%               .25%              .15%              .15%              .15%
Class B .............................            1.00%              1.00%              .65%              .65%              .65%
Class C .............................            1.00%              1.00%              .65%              .65%              .65%


Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:


                                                                                                  U.S. GOVERNMENT
                                             DYNATECH FUND       GROWTH FUND        INCOME FUND    SECURITIES FUND    UTILITIES FUND
                                             ---------------------------------------------------------------------------------------
Net commissions paid .....................       $106,808         $1,137,478         $3,547,386       $2,152,752         $215,599
Contingent deferred sales charges ........        $20,697           $101,505           $181,926         $127,858          $38,626


The Funds paid transfer agent fees of $12,768,999, of which $9,383,739 were paid to Investor Services.

FRANKLIN CUSTODIAN FUNDS, INC.

4. INCOME TAXES


At September 30, 2000, the DynaTech Fund and the U.S. Government Securities Fund had tax basis capital losses of $1,072,520 and $290,997,019, respectively, which may be carried over to offset future capital gains. Such losses expire as follows:


                                                                 U.S. GOVERNMENT
                                               DYNATECH FUND     SECURITIES FUND
                                               ---------------------------------
Capital loss carryovers expiring in:    2002     $  --             $111,364,839
                                        2003        --                3,698,366
                                        2004        --               57,539,178
                                        2005        --               50,054,906
                                        2006        --               28,279,472
                                        2007        677,592          18,954,412
                                        2008        394,928          21,105,846
                                               ---------------------------------
                                                 $1,072,520        $290,997,019
                                               =================================

At September 30, 2000, the DynaTech Fund and the U.S. Government Securities Fund had deferred capital losses occurring subsequent to October 31, 1999 of $655,563 and $45,598,285, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2001.


At September 30, 2000, the Income Fund had deferred currency losses subsequent to October 31, 1999 of $14,051,779. For tax purposes, such losses will be reflected in the year ending September 30, 2001.


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, paydown gains and losses and foreign currency transactions.


Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown gains and losses and foreign currency transactions.


At March 31, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                                                                                  U.S. GOVERNMENT
                                              DYNATECH FUND     GROWTH FUND      INCOME FUND      SECURITIES FUND     UTILITIES FUND
                                              --------------------------------------------------------------------------------------
Investments at cost ......................    $640,392,322    $1,393,594,244    $7,197,861,854    $7,495,206,966     $1,246,068,123
                                              ======================================================================================
Unrealized appreciation ..................     139,139,515     1,057,928,648     1,034,176,516       136,667,728        381,788,615
Unrealized depreciation ..................     (85,343,267)     (116,245,450)   (1,042,020,341)      (11,951,621)       (47,459,239)
                                              --------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)     $53,796,248      $941,683,198       $(7,843,825)     $124,716,107       $334,329,376
                                              ======================================================================================


5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2001 were as follows:


                                                                                                 U.S. GOVERNMENT
                                DYNATECH FUND          GROWTH FUND         INCOME FUND            SECURITIES FUND     UTILITIES FUND
                                ----------------------------------------------------------------------------------------------------
Purchases ............           $72,271,283          $135,815,076          $601,693,569          $695,230,898          $306,606,133
Sales ................           $11,345,861            $3,190,312        $1,281,332,852          $505,140,639          $373,155,972

FRANKLIN CUSTODIAN FUNDS, INC.

6.   CREDIT RISK AND DEFAULTED SECURITIES


The Income Fund has 34.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2001, the Income Fund held defaulted securities with a value aggregating $35,089,834, representing .5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.


7.   RESTRICTED SECURITIES


The Income Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At March 31, 2001, the fund held restricted securities as follows:


SHARES      ISSUER                                                          ACQUISITION DATE                COST         VALUE
------------------------------------------------------------------------------------------------------------------------------------
3,591,463  Continucare Corp. ............................................       6/16/00                  $2,469,131       $ --

2,317,073  Continucare Corp., cvt., 144A, 7.00%, 10/31/02 ...............       6/13/00                     463,415     115,854
                                                                                                                       --------
           TOTAL RESTRICTED SECURITIES                                                                                 $115,854
                                                                                                                       ========






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